UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Adit EdTech Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADIT EDTECH ACQUISITION CORP.

1345 AVENUE OF THE AMERICAS, 33RD FLOOR

NEW YORK, NEW YORK 10105

NOTICE OF

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 30, 2023

TO THE STOCKHOLDERS OF ADIT EDTECH ACQUISITION CORP.

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of stockholders of Adit EdTech Acquisition Corp., a Delaware corporation (“ADEX”, “we”, “our” or the “Company”), will be held virtually at https://www.cstproxy.com/aditedtech/ext2023 at 10:00 a.m., Eastern Time, on June 30, 2023.

On behalf of the Company’s board of directors (the “Board”), you are cordially invited to attend the Special Meeting, for the purpose of considering and voting upon the following proposals:

1. Proposal No. 1—The Extension Proposal—To amend Section 5.7 of the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in the form set forth in Annex A of the accompanying proxy statement, to authorize the Company to extend the date by which it must consummate an initial business combination (as defined in the Charter) up to two additional times at the election of the Board for an additional three months each time (for a maximum of two three-month extensions), commencing on July 14, 2023 (the “Second Extension” and such applicable extension deadline, the “Extended Date”), or otherwise (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) included as part of the units (such shares of Common Stock, the “IPO Shares”) sold in the Company’s initial public offering (the “IPO”) and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and in accordance with applicable law, dissolve and liquidate (such proposal, the “Extension Proposal”);

2. Proposal No. 2—The NTA Proposal—To amend Sections 5.4, 5.5, 5.6 and 5.11 of the Charter, in the form set forth in Annex A of the accompanying proxy statement, to remove the prohibition on the Company consummating an initial business combination or effecting a redemption or repurchase of IPO Shares in connection with an approved initial business combination, a tender offer and certain amendments to the Charter (described below) if, upon approval of any such initial business combination, tender offer or Charter amendment, the Company does not have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) (“NTA”) in excess of $5 million (or any greater net tangible asset or cash requirement upon consummation of the Company’s initial business combination that may be contained in the agreement relating to the initial business combination) after payment of the deferred underwriting commission (the “redemption limitation”). The Charter amendments relate to modifications of the substance or timing of the Company’s obligation to provide for the redemption of IPO Shares in connection with an initial business combination, the redemption of 100% of the IPO Shares if the Company has not consummated an initial business combination within 24 months from the closing of the Company’s IPO, or with respect to any other material provisions of the Charter relating to stockholder’s rights or pre-initial business combination activity (the “NTA Proposal”); and

3. Proposal No. 3—The Adjournment Proposal—To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the NTA Proposal (the “Adjournment Proposal”).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, “FOR” THE NTA PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL.

Stockholders of record at the close of business on May 8, 2023 are entitled to notice of and vote at the Special Meeting and any adjournment or postponement thereof.

Whether or not you plan to attend the Special Meeting in person (online), it is strongly recommended that you complete and return your proxy card or vote online before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are included in the enclosed proxy statement. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your shares of Common Stock, please contact Okapi Partners LLC, the Company’s proxy solicitor, by calling (877) 259-6290, (banks and brokers can call collect at (212) 297-0720), or by emailing info@okapipartners.com.

This notice and the accompanying proxy statement and proxy card are being mailed on or about                 , 2023.

The above matters are more fully described in the accompanying proxy statement. You are urged to read carefully the accompanying proxy statement in its entirety.

The Company entered into that certain agreement and plan of merger, dated as of November 29, 2021 (as amended or modified from time to time, the “Merger Agreement”), by and among the Company, ADEX Merger Sub, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of the Company (“Merger Sub”), and Griid Holdco LLC, a Delaware limited liability company (“GRIID”), pursuant to which, among other things, Merger Sub will merge with and into GRIID (the “Merger”), the separate limited liability company existence of Merger Sub will cease and GRIID, as the surviving company of the Merger, will continue its existence under the Limited Liability Company Act of the State of Delaware as a wholly owned subsidiary of the Company.

On December 23, 2022, the Company held a special meeting of its stockholders (the “First Extension Meeting”), at which its stockholders approved a proposal to extend the date by which it must complete an initial business combination up to six times at the election of the Board for an additional one month each time for a maximum of six one-month extensions. The Company provided holders of IPO Shares with the ability to redeem such IPO Shares in connection with the First Extension Meeting. Stockholders holding 25,132,578 IPO Shares exercised their right to redeem such shares for a pro rata portion of the funds then on deposit in the trust account established in connection with the IPO (the “Trust Account”) for approximately $253.6 million (approximately $10.09 per share), leaving approximately $25.0 million in the Trust Account.

The purpose of the Second Extension is to further extend the deadline by which the Company must complete the Merger or any other initial business combination. If the closing of the Merger or any other initial business combination occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.

The purpose of the NTA Proposal is to eliminate from the Charter the redemption limitation, which is currently implicated in connection with the consummation of an initial business combination, and a redemption in connection with an initial business combination, tender offer, and certain amendments to the Charter. Unless the redemption limitation is removed, the Company will not consummate an initial business combination or effect redemptions or repurchases of IPO Shares in connection with any such initial business combination, tender offer or Charter amendment (such as the Charter amendment contemplated by the Extension Proposal and the NTA Proposal), to the extent such redemptions or repurchases would cause the Company to exceed the redemption limitation. See “Proposal No. 1—The Extension Proposal—Redemption Rights.”

The purpose of the redemption limitation was initially to ensure that the Common Stock would not be deemed a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. As long as the Company’s Common Stock remains listed on NYSE American or another national securities exchange, the Company believes that the IPO Shares would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act. The Company is presenting the NTA Proposal to facilitate the Second Extension and, ultimately, consummation of the Merger.

Approval of the Extension Proposal is a condition to the implementation of the Second Extension.

Approval of the Extension Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting.

Approval of the NTA Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person (online) or by proxy, and entitled to vote at the Special Meeting.

In connection with the Extension Proposal and the NTA Proposal and subject to the redemption limitation described herein, holders of IPO Shares may elect to redeem such IPO Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding IPO Shares, upon approval of the Extension Proposal and the NTA Proposal. If the Extension Proposal or the NTA Proposal is approved by the requisite vote of stockholders and a holder of IPO Shares elects not to redeem its IPO Shares, it will retain its right to redeem its IPO Shares upon consummation of the Company’s initial business combination when it is submitted to a vote of the stockholders, subject to any limitations set forth in the Charter. In addition, holders of IPO Shares will be entitled to have such IPO Shares redeemed for cash if the Company has not completed an initial business combination by the applicable Extended Date.

Pursuant to the Charter, a holder of IPO Shares may request that the Company redeem all or a portion of such IPO Shares for cash if the Extension Proposal or the NTA Proposal is approved, subject to the redemption limitation. You will be entitled to receive cash for any IPO Shares to be redeemed, subject to the redemption limitation, only if you:

(i) (a) hold IPO Shares or (b) hold IPO Shares as part of units and elect to separate such units into the underlying IPO Shares and warrants issued as part of such units (the “Public Warrants”) prior to exercising your redemption rights with respect to the IPO Shares; and

(ii) prior to 5:00 p.m., Eastern Time, on June 28, 2023 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your IPO Shares for cash and (b) tender your IPO Shares, physically or electronically to the transfer agent, through The Depository Trust Company.

Holders of units must elect to separate the underlying IPO Shares and Public Warrants prior to exercising redemption rights with respect to the IPO Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying IPO Shares and Public Warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so and tender its, his or her IPO Shares to the transfer agent, through The Depository Trust Company. Holders of IPO Shares may elect to redeem all or a portion of their IPO Shares even if they vote for the Extension Proposal or the NTA Proposal.

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by the applicable Extended Date, then the Company will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the IPO Shares and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and in accordance with applicable law, dissolve and liquidate. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by the applicable Extended Date, if the Extension Proposal is approved.

The Company’s sponsor is Adit EdTech Sponsor, LLC, a Delaware limited liability company (the “Sponsor”). The Sponsor and the Company’s directors, officers and industry advisors have each agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Common Stock held by it or such director, officer, industry advisor or any of their respective permitted transferees, as applicable, if the Company fails to complete an initial business combination by the applicable Extended Date if the Extension Proposal is approved.

If the Extension Proposal or the NTA Proposal is approved, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of IPO Shares properly redeemed, multiplied by the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-outstanding IPO Shares and (ii) deliver to the holders of such redeemed IPO Shares their portion of the Withdrawal Amount. Holders of IPO Shares that do not redeem their IPO Shares in connection with the Extension Proposal or the NTA Proposal will retain their redemption rights and their ability to vote on an initial business combination if they are a holder of IPO Shares as of the record date for a meeting of stockholders called for such purpose.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $25.0 million that was in the Trust Account as of December 31, 2022. In such event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only stockholders of record of the Company as of the close of business on May 8, 2023, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. On the record date, there were 9,367,422 shares of Common Stock issued and outstanding, including 2,467,422 IPO Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits stockholders unable to attend the Special Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by (i) completing and returning your proxy card, (ii) voting online at https://www.cstproxy.com/aditedtech/ext2023 or (iii) voting in person (online) at the Special Meeting. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting, by following the instructions included in the accompanying proxy statement and on the proxy card such that the later-dated, signed proxy card is received by the Company’s Secretary prior to the vote at the Special Meeting, by transmitting a subsequent vote over the Internet prior to 11:59 p.m., Eastern Time, on June 29, 2023, or by attending the Special Meeting and voting in person (online).

By Order of the Board,

/s/ David L. Shrier

David L. Shrier

Director, President and Chief Executive Officer

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED MAY 16, 2023

PROXY STATEMENT FOR

SPECIAL MEETING OF STOCKHOLDERS OF

ADIT EDTECH ACQUISITION CORP.

Dear Adit EdTech Acquisition Corp. Stockholders,

On behalf of the board of directors (the “Board”) of Adit EdTech Acquisition Corp., a Delaware corporation (“ADEX”, “we”, “our” or the “Company”), you are cordially invited to a special meeting (the “Special Meeting”) of stockholders of the Company, which will be held at 10:00 a.m., Eastern Time, on June 30, 2023, or such other date, time and place to which such meeting may be adjourned or postponed, for the purpose of considering and voting upon the proposals described herein. Stockholders may participate in the Special Meeting by visiting the following website: https://www.cstproxy.com/aditedtech/ext2023 and may attend in listen-only mode by calling 1-800-450-7155 (toll-free within the U.S. and Canada) or 1-857-999-9155 (outside of the U.S. and Canada), Conference ID: 9795310#. Stockholders attending the Special Meeting by telephone in listen-only mode will not be able to vote shares or ask questions during the Special Meeting.

Even if you are planning on attending the Special Meeting in person (online), please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy card or by voting online at https://www.cstproxy.com/aditedtech/ext2023, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are included in this proxy statement and enclosed proxy card.

The Special Meeting is being held for stockholders to consider and vote upon the following proposals:

(a) Proposal No. 1—To amend Section 5.7 of the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in the form set forth in Annex A of this proxy statement, to authorize the Company to extend the date by which it must consummate an initial business combination (as defined in the Charter) up to two additional times at the election of the Board for an additional three months each time (for a maximum of two three-month extensions), commencing on July 14, 2023 (the “Second Extension” and such applicable extension deadline, the “Extended Date”), or otherwise (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) included as part of the units (such shares of Common Stock the “IPO Shares”) sold in the Company’s initial public offering (the “IPO”) and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and in accordance with applicable law, dissolve and liquidate (such proposal, the “Extension Proposal”);

(b) Proposal No. 2—The NTA Proposal—To amend Sections 5.4, 5.5, 5.6 and 5.11 of the Charter, in the form set forth in Annex A of this proxy statement, to remove the prohibition on the Company consummating an initial business combination or effecting a redemption or repurchase of IPO Shares in connection with an approved initial business combination, a tender offer and certain amendments to the Charter (described below) if, upon approval of any such initial business combination, tender offer or Charter amendment, the Company does not have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) (“NTA”) in excess of $5 million (or any greater net tangible asset or cash requirement upon consummation of the Company’s initial business combination that may be contained in the agreement relating to the initial business combination) after payment of the deferred underwriting commission (the “redemption limitation”). The Charter amendments relate to modifications of the substance or timing of the Company’s obligation to provide for the redemption of IPO Shares in connection with an initial business combination, the redemption of 100% of the IPO Shares if the Company has not consummated an initial business combination within 24 months from the closing of the Company’s IPO, or with respect to any other material provisions of the Charter relating to stockholder’s rights or pre-initial business combination activity (the “NTA Proposal”); and

(c) Proposal No. 3—To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the NTA Proposal (the “Adjournment Proposal”).

Each of the proposals is more fully described in this proxy statement, which you are encouraged to read carefully.

The purpose of the Second Extension is to further extend the deadline by which the Company must complete its previously announced merger (the “Merger”) pursuant to the agreement and plan of merger, dated as of November 29, 2021 (as amended or modified from time to time, the “Merger Agreement”), by and among the Company, ADEX Merger Sub, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of the Company (“Merger Sub”), and Griid Holdco LLC, a Delaware limited liability company (“GRIID”), pursuant to which Merger Sub will merge with and into GRIID, the separate limited liability company existence of Merger Sub will cease and GRIID, as the surviving company of the Merger will continue its existence under the Limited Liability Company Act of the State of Delaware as a wholly owned subsidiary of the Company.

The Charter initially provided that the Company had until the 24-month anniversary of the IPO, which was January 14, 2023, to complete an initial business combination. On December 23, 2022, the Company held a special meeting of its stockholders (the “First Extension Meeting”), at which its stockholders approved a proposal to extend the date by which it must complete an initial business combination up to six times at the election of the Board for an additional one month each time for a maximum of six one-month extensions (such extended date, the “Extended Date”), the latest of which ends on July 14, 2023. The Company provided holders of IPO Shares with the ability to redeem such IPO Shares in connection with the First Extension Meeting. Stockholders holding 25,132,578 IPO Shares exercised their right to redeem such shares for a pro rata portion of the funds then on deposit in the trust account established in connection with the IPO (the “Trust Account”) for approximately $253.6 million (approximately $10.09 per share), leaving approximately $25.0 million in the Trust Account. As of the record date, 9,367,422 IPO Shares are outstanding.

While the Company and the other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Merger and do not anticipate any issues in satisfying all such conditions (see “Proposal No. 1—The Extension Proposal—The Company’s Efforts Toward Completing an Initial Business Combination” for further information), it is possible that there will not be sufficient time before July 14, 2023 (if all six one-month extensions currently allowed under the Charter are approved by the Board) to hold a special meeting to obtain stockholder approval of and to consummate the Merger. Accordingly, the Board believes that in order to be able to complete the Merger, it is appropriate for the Company to be able to further extend its existence in additional three-month increments (for a maximum of an additional six months in the aggregate). The Board has determined that it is in the best interests of the Company and its stockholders for the Board to have the ability to further extend the date by which the Company must complete an initial business combination up to two times for an additional three months each time (for a maximum of two additional three-month extensions).

The purpose of the NTA Proposal is to eliminate from the Charter the redemption limitation, which is currently implicated in connection with the consummation of an initial business combination, and a redemption in connection with an initial business combination, tender offer, and certain amendments to the Charter. Unless the redemption limitation is removed, the Company will not consummate an initial business combination or effect redemptions or repurchases of IPO Shares in connection with any such initial business combination, tender offer or Charter amendment (such as the Charter amendment contemplated by the Extension Proposal and the NTA Proposal), to the extent such redemptions or repurchases would cause the Company to exceed the redemption limitation. See “Proposal No. 1—The Extension Proposal—Redemption Rights.”

The purpose of the redemption limitation was initially to ensure that the Common Stock would not be deemed a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. As long as the Company’s Common Stock remains listed on NYSE American or another national securities exchange, the Company believes that the IPO Shares would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act. The Company is presenting the NTA Proposal to facilitate the Second Extension and, ultimately, consummation of the Merger.

If the Extension Proposal is approved, the Company plans to hold another stockholder meeting prior to the applicable Extended Date in order to seek stockholder approval of the Merger and related proposals or pursue an alternative target to consummate an initial business combination if the Company is unable to complete the Merger. If the closing of the Merger occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.

In connection with the Extension Proposal and the NTA Proposal, and subject to the redemption limitation, holders of the IPO Shares may elect to redeem their IPO Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-outstanding IPO Shares, upon approval of the Extension Proposal or the NTA Proposal. If the Extension Proposal or the NTA Proposal is approved by the requisite vote of stockholders and a holder of IPO Shares elects not to redeem its IPO Shares, it will retain its right to redeem its IPO Shares upon consummation of an initial business combination when it is submitted to a vote of the stockholders, subject to any limitations set forth in the Charter. In addition, holders of IPO Shares will be entitled to have such shares redeemed for cash if the Company has not completed an initial business combination by the applicable Extended Date, if the Extension Proposal is approved. For further information, see “Proposal No. 1—The Extension Proposal—Redemption Rights.”

Based upon the amount held in the Trust Account as of December 31, 2022, which was approximately $25.0 million, and the number of shares outstanding on the record date, which is May 8, 2023 (the “record date”), the Company estimates that the per-share price at which IPO Shares may be redeemed from cash held in the Trust Account will be approximately $10.15 at the time of the Special Meeting, which does not take into account any interest accrued or income and other taxes payable after December 31, 2022. The closing price of Common Stock on        , 2023, was $        . The Company cannot assure stockholders that they will be able to sell their Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Common Stock when such stockholders wish to sell their shares.

Pursuant to the Charter, a holder of IPO Shares may request that the Company redeem all or a portion of such stockholder’s IPO Shares for cash if the Extension Proposal or the NTA Proposal is approved. You will be entitled to receive cash for any IPO Shares to be redeemed, subject to the redemption limitation, only if you:

(i) (a) hold IPO Shares or (b) hold IPO Shares as part of units and elect to separate such units into the underlying IPO Shares and warrants issued as part of such units (the “Public Warrants”) prior to exercising your redemption rights with respect to the IPO Shares; and

(ii) prior to 5:00 p.m., Eastern Time, on June 28, 2023 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your IPO Shares for cash and (b) tender your IPO Shares, physically or electronically to the transfer agent, through The Depository Trust Company.

Holders of units of the Company must elect to separate the underlying IPO Shares and Public Warrants prior to exercising redemption rights with respect to the IPO Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying IPO Shares and Public Warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so and tender its, his or her IPO Shares to the transfer agent, through The Depository Trust Company. Holders of IPO Shares may elect to redeem all or a portion of their IPO Shares even if they vote for the Extension Proposal or the NTA Proposal.

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by the applicable Extended Date, then the Company will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the outstanding IPO Shares and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and in accordance with applicable law, dissolve and liquidate. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by the applicable Extended Date, if the Extension Proposal is adopted. For further information, see “Proposal No. 1—The Extension Proposal—Redemption Rights.”

Approval of the Extension Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting.

Approval of the NTA Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person (online) or by proxy, and entitled to vote at the Special Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, “FOR” THE NTA PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL.

The Board has fixed May 8, 2023 as the record date for the Special Meeting. Only holders of record of shares of Common Stock at the close of business on May 8, 2023, are entitled to notice of and to vote at the Special Meeting. A complete list of the Company’s stockholders of record entitled to vote at the Special Meeting will be available before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting. The Company is providing this proxy statement and enclosed proxy card to the Company’s stockholders in connection with the solicitation of proxies to be voted at the Special Meeting and at any adjournments or postponements of the Special Meeting. Further information regarding voting rights and the matters to be voted upon is presented in this proxy statement and enclosed proxy card.

You are not being asked to vote on the Merger or any other initial business combination at this time. If you are a holder of IPO Shares as of the record date for a meeting of stockholders called for such purpose, you will have the right to vote on the Merger or such other initial business combination (and to exercise your redemption rights, if you so choose) when it is submitted to the stockholders for approval.

The Special Meeting is currently scheduled to be held entirely online. Stockholders of record may cast their vote in person (online) during the Special Meeting by following the instructions at https://www.cstproxy.com/aditedtech/ext2023. Stockholders are also urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or by voting online at https://www.cstproxy.com/aditedtech/ext2023 prior to 11:59 p.m., Eastern Time, on June 29, 2023. To ensure your representation at the Special Meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible or vote by internet. To vote online and to participate in the virtual meeting, a Company stockholder of record will need the 12-digit control number included in such stockholder’s proxy card or instructions that accompanied the proxy materials. If a stockholder holds its, his or her shares in “street name,” which means its, his or her shares are held of record by a broker, bank or other nominee, such stockholder should contact its, his or her broker, bank or nominee to ensure that votes related to the shares he, she or it beneficially owns are properly counted. In this regard, such stockholder must provide the record holder of its, his or her shares with instructions. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the Special Meeting and vote in person (online), obtain a proxy from your broker or bank. The Special Meeting webcast will begin promptly at 10:00 a.m., Eastern Time. Stockholders are encouraged to access the Special Meeting at least 15 minutes prior to the start time. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call the technical support number that will be posted on the virtual meeting login page.

Approval of the Extension Proposal and the NTA Proposal each requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person (online) or by proxy, and entitled to vote at the Special Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have the same effect as a vote “AGAINST” each of the proposals presented at the Special Meeting. Broker non-votes will not be considered present for purposes of establishing a quorum, will have the same effect as a vote “AGAINST” the Extension Proposal and the NTA Proposal, and will have no effect on the outcome of the Adjournment Proposal. A stockholder’s failure to vote by proxy or to vote in person (online) at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, will have the effect as a vote “AGAINST” the Extension Proposal and the NTA Proposal and will have no effect on the outcome of the Adjournment Proposal.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card or vote online as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.

If you have any questions or need assistance voting your shares, please contact Okapi Partners LLC, the Company’s proxy solicitor, by calling (877) 259-6290, or banks and brokers can call collect at (212) 297-0720, or by emailing info@okapipartners.com.

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE ITS REDEMPTION RIGHTS, A STOCKHOLDER MUST (1) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M., EASTERN TIME, AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING THAT ITS SHARES BE REDEEMED FOR CASH, AND (2) DELIVER ITS SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THIS PROXY STATEMENT AND SUBJECT TO THE REDEMPTION LIMITATION. IF A STOCKHOLDER HOLDS ITS SHARES IN STREET NAME, SUCH STOCKHOLDER WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT ITS BANK OR BROKER TO WITHDRAW THE SHARES FROM ITS ACCOUNT IN ORDER TO EXERCISE ITS REDEMPTION RIGHTS.

This proxy statement is dated            , 2023 and is first being mailed to stockholders on or about            , 2023.

On behalf of the Company’s Board, I would like to thank you for your support of Adit EdTech Acquisition Corp.

, 2023

By Order of the Board,
/s/ David L. Shrier
David L. Shrier
Director, President and Chief Executive Officer

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements regarding the Company’s or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

•	the Company’s ability to complete the initial business combination prior to the applicable Extended Date;

•	the benefits of any potential initial business combination;

•	the amount of redemptions of IPO Shares by holders of such IPO Shares;

•	the Company’s success in retaining or recruiting its officers, key employees, directors or industry advisors following an initial business combination;

•	the Company’s public securities’ potential liquidity and trading;

•	the use of proceeds not held in the Trust Account or available to the Company from interest income on the Trust Account balance;

•	the Company’s expectation of no additional deposits into the Trust Account in connection with the Special Meeting or any of the proposals to be voted on thereat;

•	the Company’s potential ability to obtain additional financing necessary to complete its initial business combination;

•	the Trust Account not being subject to claims of third parties; and

•	the Company’s ability to maintain its listing on the NYSE American LLC (the “NYSE American”) and not be deemed a “penny stock”.

The forward-looking statements contained in this proxy statement are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to:

•	interests of the Sponsor, certain members of the Company’s Board and the Company’s officers in consummating an initial business combination that are different from those of other stockholders;

•	the Company’s ability to comply with the continued listing standards of the NYSE American;

•

the absence of a maximum redemption threshold in the Merger Agreement may make it possible for the Company to complete an initial business combination even if a substantial majority of its stockholders elect to have their IPO Shares redeemed;

•	the ability of stockholders to exercise redemption rights with respect to a large number of such IPO Shares;

•	holders of IPO Shares do not have any rights to or interests in funds from the Trust Account, except under certain limited circumstances;

•	the Company’s limited resources and the significant competition for business combination opportunities;

•	the possibility that third parties bring claims against the Company, potentially reducing the amount of cash held in the Trust Account;

•

the restatement of the Company’s financial statements has subjected the Company and may in the future subject the Company to additional risks and uncertainties, including increased professional costs and the increased possibility of legal proceedings;

•	the possibility that the Company’s warrants may have an adverse effect on the market price of the Common Stock and make it more difficult to effectuate an initial business combination;

•	the ability of the Sponsor and the Company’s officers and directors to vote in favor of, and effect, amendments to the Company’s Charter given the number of shares of Common Stock that they own;

•	the fact that the Company is a blank check company with no operating history and no revenues;

•	the fact that past performance of the Sponsor and its affiliates may not be indicative of future performance of an investment in the Company;

•	the Company’s status under the Investment Company Act of 1940; and

•

other risks and uncertainties more fully described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements in deciding how to grant your proxy or instruct how your vote should be cast on the proposals set forth in this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to the Company’s stockholders. You are urged to read carefully the remainder of this proxy statement.

Q: Why am I receiving this proxy statement?

A: This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting to be held virtually at https://www.cstproxy.com/aditedtech/ext2023 on June 30, 2023 at 10:00 a.m., Eastern Time. Stockholders may also attend the virtual meeting in listen-only mode by dialing 1-800-450-7155 (toll-free within the U.S. and Canada) and 1-857-999-9155 (outside of the U.S. and Canada), Conference ID: 9795310#, but will not be able to vote shares or ask questions during the Special Meeting. This proxy statement summarizes some of the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated in Delaware on October 15, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On January 11, 2021, the Company entered into that certain Investment Management Trust Agreement (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company in connection with the initial public offering (“IPO”). On January 14, 2021, the Company closed its IPO and sale of 24,000,000 units at a purchase price of $10.00 per unit, with each unit consisting of one share of its Common Stock and one warrant to purchase one share of its Common Stock at a purchase price of $11.50 per share, subject to adjustment as provided in the specimen warrant certificate and in the amended and restated warrant agreement. On January 19, 2021, the IPO underwriters fully exercised their over-allotment option and purchased 3,600,000 additional units. The units issued and sold in the IPO, including pursuant to the exercise of the underwriters’ over-allotment option generated proceeds of $276.0 million before deducting deferred underwriting compensation payable upon the closing of an initial business combination. Simultaneously with the consummation of the IPO, the Company consummated a private placement of 6,550,000 warrants at a purchase price of $1.00 per warrant for aggregate gross proceeds of approximately $6.6 million. Simultaneously with the closing of the issuance and sale of the additional units pursuant to the exercise of the underwriters’ over-allotment option, the Company issued and sold an additional 720,000 warrants at a purchase price of $1.00 per warrant in a private placement for aggregate gross proceeds of approximately $0.7 million. A total of $276.0 million was deposited into the Trust Account and the remaining net proceeds became available to be used as working capital and continuing general and administrative expenses. The Charter initially provided that the Company had until the 24-month anniversary of the IPO, which was January 14, 2023, to complete an initial business combination. On December 23, 2022, the Company held the First Extension Meeting, at which its stockholders approved a proposal to extend the date by which it must complete an initial business combination up to six times at the election of the Board for an additional one month each time for a maximum of six one-month extensions, the latest of which ends on July 14, 2023. The Company provided holders of IPO Shares with the ability to redeem such IPO Shares in connection with the First Extension Meeting. Stockholders holding 25,132,578 IPO Shares exercised their right to redeem such shares for a pro rata portion of the funds then on deposit in the Trust Account of approximately $253.6 million (approximately $10.09 per share), leaving approximately $25.0 million in the Trust Account as of December 31, 2022. The Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of IPO Shares if the Company does not complete its initial business combination by the applicable Extended Date. For further information, see “Proposal No. 1—The Extension Proposal—Redemption Rights.”

The Company entered into the Merger Agreement, by and among the Company, Merger Sub, and GRIID, pursuant to which, Merger Sub will merge with and into GRIID, the separate limited liability company existence of Merger Sub will cease and GRIID, as the surviving company of the Merger, will continue its existence under the Limited Liability Company Act of the State of Delaware as a wholly owned subsidiary of the Company.

While the Company and the other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Merger and do not anticipate any issues in satisfying all such conditions (see “Proposal No. 1—The Extension Proposal—The Company’s Efforts Toward Completing an Initial Business Combination” for further information), it is possible that there will not be sufficient time before July 14, 2023 (if all six one-month extensions currently allowed under the Charter are approved by the Board) to hold a special meeting to obtain stockholder approval of and consummate the Merger. Accordingly, the Board believes that in order to be able to complete the Merger, it is appropriate for the Company to be able to further extend its existence in additional three-month increments (for a maximum of an additional six months in the aggregate). The Board has determined that it is in the best interests of the Company and its stockholders for the Board to have the ability to further extend the date by which the Company must complete an initial business combination up to two times for an additional three-months each time commencing on July 14, 2023 (for a maximum of two additional three-month extensions). If the closing of the Merger or any other initial business combination occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.

If the NTA Proposal is not approved and there are significant requests for redemption in connection with the Extension Proposal or an initial business combination, such as the Merger, such that the Company’s NTA would be less than $5,000,001, the Charter would prevent the Company from effecting redemptions or repurchases to the extent that such redemptions or repurchases would cause the Company to exceed the redemption limitation. Additionally, the Company could consummate an initial business combination only if the redemption limitation was not exceeded. The Company believes that these limitations are not needed, since the purpose of such limitations was initially to ensure that the Common Stock would not be deemed a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act, and therefore would not be considered a “blank check company” as defined under Rule 419 of the Securities Act. As long as the Company’s Common Stock remains listed on NYSE American or another national securities exchange, the Company believes that the IPO Shares would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act. The Company is presenting the NTA Proposal to facilitate the Second Extension and, ultimately, consummation of the Merger. If the NTA Proposal is approved, the Company’s failure to meet the listing requirements of the NYSE American or a national securities exchange could result in an inability of the Company to list its Common Stock on NYSE American or a national securities exchange and could subject the Company to required compliance with the penny stock trading rules.

Q: What is being voted on at the Special Meeting?

A: You are being asked to vote on the following proposals:

1. Proposal No. 1—The Extension Proposal—To amend Section 5.7 of the Charter, in the form set forth in Annex A of this proxy statement, to authorize the Company, at the election of the Board, to extend up to two times for an additional three months each time (for a maximum of two three-month extensions) the date by which it must consummate an initial business combination or otherwise (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the IPO Shares and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and in accordance with applicable law, dissolve and liquidate;

2. Proposal No. 2—The NTA Proposal—To amend Sections 5.4, 5.5, 5.6 and 5.11 of the Charter, in the form set forth in Annex A of this proxy statement, to remove the prohibition on the Company consummating an initial business combination or effecting a redemption or repurchase of IPO Shares in connection with an approved initial business combination, a tender offer and certain amendments to the Charter (described below) if, upon approval of any such initial business combination, tender offer or Charter amendment, the redemption limitation (or any greater net tangible asset or cash requirement upon consummation of the Company’s initial business combination that may be contained in the agreement relating to the initial business combination) is exceeded. The Charter amendments relate to modifications of the substance or timing of the Company’s obligation to provide for the redemption of IPO Shares in connection with an initial business combination, the redemption of

100% of the IPO Shares if the Company has not consummated an initial business combination within 24 months from the closing of the Company’s IPO, or with respect to any other material provisions of the Charter relating to stockholder’s rights or pre-initial business combination activity; and

3. Proposal No. 3—The Adjournment Proposal—To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the NTA Proposal.

If the Extension Proposal is approved, the Company plans to hold another stockholder meeting prior to the applicable Extended Date in order to seek stockholder approval of the Merger and related proposals or pursue an alternative target to consummate the Company’s initial business combination if the Company is unable to consummate the Merger. None of the proposals are conditioned on the passage of any other proposal.

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters. If you do not give instructions to your broker, bank or nominee, they can vote your shares with respect to certain “discretionary” items, but they cannot vote your shares with respect to certain “non-discretionary” items.

You are not being asked to vote on the Merger or any other initial business combination at this time. If the Second Extension is implemented and you do not elect to redeem all of your IPO Shares in connection with the Extension Proposal or the NTA Proposal or if not all of your IPO Shares are accepted for redemption, you will retain the right to (a) vote on the Merger or such other initial business combination if you are a holder of Common Stock as of the record date for a meeting of stockholders called for such purpose and (b) redeem your IPO Shares for cash in the event the Merger or any other initial business combination is approved and completed or the Company has not consummated an initial business combination by the applicable Extended Date, if the Extension Proposal is approved.

Q: Who can vote at the Special Meeting?

A: In deciding all matters at the Special Meeting, each stockholder is entitled to one vote on each proposal presented at the Special Meeting for each share of Common Stock held of record as of May 8, 2023, the record date for the Special Meeting. As of the close of business on the record date, there were 9,367,422 outstanding shares of Common Stock.

Registered Stockholders. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person (online) at the Special Meeting.

Street Name Stockholders. If your shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your Common Stock at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy.

Q: What is the effect of giving a proxy?

A: Proxies are solicited by and on behalf of the Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares of Common Stock will be voted in accordance with the recommendations of the Board as described below. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Special Meeting is adjourned, the proxy holders can vote the shares on the new Special Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Q: Can I attend the Special Meeting?

A: Stockholders of record may vote their shares electronically at the Special Meeting by following the instructions at https://www.cstproxy.com/aditedtech/ext2023. Stockholders are also urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or by voting online at https://www.cstproxy.com/aditedtech/ext2023. To ensure your representation at the Special Meeting, you are urged to complete, sign, date and return the enclosed proxy card or vote online as soon as possible. To vote online and to participate in the virtual meeting, a Company stockholder of record will need the 12-digit control number included on such stockholder’s proxy card or instructions that accompanied the proxy materials. Stockholders may also attend the virtual meeting in listen-only mode by dialing 1-800-450-7155 (toll-free within the U.S. and Canada) and 1-857-999-9155 (outside of the U.S. and Canada), Conference ID: 9795310#, but will not be able to vote shares or ask questions during the meeting. If a stockholder holds its, his or her shares in “street name,” which means its, his or her shares are held of record by a broker, bank or other nominee, such stockholder should contact its, his or her broker, bank or nominee to ensure that votes related to the shares he or she beneficially owns are properly counted. In this regard, such stockholder must provide the record holder of its, his or her shares with instructions. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the Special Meeting and vote in person (online), obtain a proxy from your broker or bank. The Special Meeting webcast will begin promptly at 10:00 a.m., Eastern Time. Stockholders are encouraged to access the Special Meeting at least 15 minutes prior to the start time. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call the technical support number that will be posted on the virtual meeting login page.

Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have the same effect as a vote “AGAINST” each of the proposals presented at the Special Meeting. Broker non-votes will not be considered present for purposes of establishing a quorum, will have the same effect as a vote “AGAINST” the Extension Proposal and the NTA Proposal, and will have no effect on the outcome of the Adjournment Proposal. A stockholder’s failure to vote by proxy or to vote in person (online) at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, will have the effect as a vote “AGAINST” the Extension Proposal and the NTA Proposal and no effect on the outcome of the Adjournment Proposal.

Q: Why should I vote to approve the Second Extension?

A: The Charter provides that the Company has until July 14, 2023 (if all six one-month extensions allowed under the current Charter are approved by the Board), to complete an initial business combination. While the Company and the other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Merger and do not anticipate any issues in satisfying all such conditions (see “Proposal No. 1—The Extension Proposal—The Company’s Efforts Toward Completing an Initial Business Combination” for further information), it is possible that there will not be sufficient time before the applicable Extended Date to hold a special meeting to obtain stockholder approval of and consummate the Merger or any other initial business combination. Accordingly, the Board believes that in order to be able to successfully complete the Merger or any other initial business combination, it is appropriate for the Company to be able to further extend its existence in additional one-month increments (for a maximum of an additional six months in the aggregate). The Board has determined that it is in the best interests of the Company and its stockholders for the Board to have the ability to further extend the date by which the Company must complete an initial business combination up to two times for an additional three months each time commencing on July 14, 2023 (for a maximum of two additional three-month extensions). If the Extension Proposal is approved, the Company plans to hold another stockholder meeting prior to the applicable Extended Date in order to seek stockholder approval of the Merger and related proposals or pursue an alternative target to consummate an initial business combination if the Company is unable to consummate the Merger. If the closing of the Merger or any other initial business combination occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by the applicable Extended Date, then the Company will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the outstanding IPO Shares and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and in accordance with applicable law, dissolve and liquidate.

The Company believes that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, the Company’s entry into the Merger Agreement, and the Company’s belief that the Merger offers an attractive investment for its stockholders, the Second Extension is in the best interests of its stockholders.

In connection with the Extension Proposal and the NTA Proposal and subject to the redemption limitation, holders of IPO Shares may elect to redeem their IPO Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding IPO Shares, upon approval of the Extension Proposal. See “Proposal No. 1—The Extension Proposal—Redemption Rights.”

The Company is not proposing to change its obligation to the holders of IPO Shares to liquidate the Trust Account if an initial business combination is not completed. If a holder of IPO Shares does not elect to redeem all of its IPO Shares, or if not all of such a holder’s IPO Shares are accepted for redemption, such a holder shall retain redemption rights with respect to such IPO Shares in connection with an initial business combination. Assuming the Extension Proposal is approved, the Company will have additional time beyond July 14, 2023, until the then-applicable Extended Date, to complete an initial business combination.

The Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your IPO Shares.

Q: Will the Company deposit additional funds into the Trust Account in connection with any of the Proposals to be voted upon at the Special Meeting?

A: The Company does not expect that it or any other party will make a deposit of any additional funds into the Trust Account in connection with or as a result of the Extension Proposal, the NTA Proposal, or the Adjournment Proposal. As a result, the only appreciation, if any, in value of the Trust Account will result from the nominal interest earned on the existing funds in the Trust Account.

Q: Why should I vote to approve the NTA Proposal?

A: The purpose of the NTA Proposal is to eliminate from the Charter the redemption limitation, which is currently implicated in connection with the consummation of an initial business combination, and a redemption in connection with an initial business combination, tender offer, and certain amendments to the Charter. Unless the redemption limitation is removed, the Company will not consummate an initial business combination or effect redemptions or repurchases of IPO Shares in connection with any such initial business combination, tender offer or Charter amendment (such as the Charter amendment contemplated by the Extension Proposal and the NTA Proposal), to the extent such redemptions or repurchases would cause the Company to exceed the redemption limitation.

The purpose of the redemption limitation was initially to ensure that the Common Stock would not be deemed a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. As long as the Company’s Common Stock remains listed on NYSE American or another national securities exchange, the Company believes that the IPO Shares would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act. The Company is presenting the NTA Proposal to facilitate the Second Extension and, ultimately, consummation of the Merger.

Furthermore, approval and adoption of the NTA Proposal would be necessary to facilitate the consummation of the Merger if the Company’s NTA would be below the redemption limitation immediately prior to the closing of the Merger and the post-Merger surviving company’s (“New GRIID”) NTA would be below the redemption limitation immediately following the closing of the Merger. If the NTA Proposal is approved, the parties also intend to amend the Merger Agreement prior to closing of the Merger to remove the condition that the Company have at least $5,000,001 of NTA remaining after the Company’s stockholders have exercised their right to redeem their IPO Shares in connection with the closing of the Merger.

The Board recommends that you vote in favor of the NTA Proposal.

Q: What vote is required to approve the Extension Proposal?

A: Approval of the Extension Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Assuming all of the 9,367,422 issued and outstanding shares of Common Stock as of the record date are voted at the Special Meeting, the Extension Proposal will be approved if 4,683,712 outstanding shares of Common Stock are voted in favor of the Extension Proposal. Based on the number of shares of Common Stock outstanding on the record date, 4,683,712 shares of Common Stock, in the aggregate, will be required to achieve a quorum. If stockholders holding the minimum number of shares of Common Stock to constitute a quorum are present at the Special Meeting, then the Extension Proposal will be approved if 4,683,712 outstanding shares of Common Stock are voted in favor of the Extension Proposal. As of the record date, the Sponsor and the Company’s officers and directors own approximately 73.3% of the Company’s issued and outstanding Common Stock, in the aggregate. As a result, quorum may be established and the Extension Proposal may be approved without the affirmative vote of any of the outstanding IPO Shares.

Q: What vote is required to approve the NTA Proposal?

A: Approval of the NTA Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Assuming all of the 9,367,422 issued and outstanding shares of Common Stock as of the record date are voted at the Special Meeting, the NTA Proposal will be approved if 4,683,712 outstanding shares of Common Stock are voted in favor of the NTA Proposal. Based on the number of shares of Common Stock outstanding on the record date, 4,683,712 shares of Common Stock, in the aggregate, will be required to achieve a quorum. If stockholders holding the minimum number of shares of Common Stock to constitute a quorum are present at the Special Meeting, then the NTA Proposal will be approved if 4,683,712 outstanding shares of Common Stock are voted in favor of the NTA Proposal. As of the record date, the Sponsor and the Company’s officers and directors own approximately 73.3% of the Company’s issued and outstanding Common Stock, in the aggregate. As a result, quorum may be established and the NTA Proposal may be approved without the affirmative vote of any of the outstanding IPO Shares.

Q: What vote is required to approve the Adjournment Proposal?

A: Approval of the Adjournment Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock as of the record date present, in person (online) or by proxy, and entitled to vote at the Special Meeting.

Q: What will happen if I abstain from voting or fail to vote at the Special Meeting?

A: Abstentions will be counted in connection with the determination of whether a valid quorum is established but will not count as votes cast and will have the same effect as a vote “AGAINST” each of the proposals. Broker non-votes will not be considered present for purposes of establishing a quorum, will have the same effect as a vote “AGAINST” the Extension Proposal and the NTA Proposal, and will have no effect on the outcome of the Adjournment Proposal. Failure to vote by proxy or to attend in person (online) at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, will have the effect as a vote “AGAINST” the Extension Proposal and the NTA Proposal and no effect on the outcome of the Adjournment Proposal.

Q: What happens if the Extension Proposal is not approved?

A: If the Extension Proposal is not approved and the Company does not consummate an initial business combination by July 14, 2023 (if all six one-month extensions allowed under the current Charter are approved by the Board), then the Company will (a) cease all operations except for the purpose of winding up and (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the outstanding IPO Shares and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and in accordance with applicable law, dissolve and liquidate.

The Sponsor and our directors, officers, and industry advisors have each agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Common Stock held by the Sponsor or such director, officer or industry advisor, as applicable, if the Company fails to complete an initial business combination by the applicable Extended Date, if the Extension Proposal is approved. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by the applicable Extended Date, if the Extension Proposal is approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

Q: What happens if the NTA Proposal is not approved?

A: If the NTA Proposal is not approved and there are significant requests for redemption, such that the Company’s NTA would be less than $5,000,001, the Company intends to effect redemptions to the maximum extent permitted by the current Charter. See “Proposal No. 1—The Extension Proposal—Redemption Rights.” Additionally, the Company could consummate an initial business combination only if the redemption limitation was not exceeded.

Q: If the Extension Proposal is approved, what happens next?

A: The Company is continuing its efforts to complete its initial business combination, which will involve efforts to complete the closing conditions to the Merger Agreement, including, without limitation, holding a special meeting to consider and approve the Merger and related proposals, or pursue other targets with which to complete its initial business combination if the Company is unable to consummate the Merger.

The Company is seeking approval of the Extension Proposal to extend the deadline by which the Company must complete the Merger or any other initial business combination. The Charter initially provided that the Company had until the 24-month anniversary of the IPO, which was January 14, 2023, to complete an initial business combination. On December 23, 2022, the Company held the First Extension Meeting, at which its stockholders approved a proposal to extend the date by which it must complete an initial business combination up to six times at the election of the Board for an additional one month each time for a maximum of six one-month extensions, the latest of which ends on July 14, 2023. While the Company and the other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Merger and do not anticipate any issues in satisfying all such conditions (see “Proposal No. 1—The Extension Proposal—The Company’s Efforts Toward Completing an Initial Business Combination” for further information), it is possible that there will not be sufficient time before July 14, 2023 (if all six one-month extensions currently allowed under the Charter are approved), to hold a special meeting to obtain stockholder approval of and consummate the Merger or any other initial business combination. Accordingly, the Board believes that in order to be able to complete the Merger, it is appropriate for the Company to be able to extend its existence in additional three-month increments (for a maximum of six months in the aggregate). If stockholders approve the Merger or any other initial business combination, the Company expects to consummate the Merger or such other initial business combination as soon as possible following stockholder approval and satisfaction of the other conditions to the consummation of the Merger or such other initial business combination.

Upon approval of the Extension Proposal by a majority of the then-outstanding shares of Common Stock entitled to vote at the Special Meeting, the Company will amend the Charter to allow the Company, upon approval of the Board, to be able to extend its existence in additional three-month increments commencing on July 14, 2023 (for a maximum of six months in the aggregate). The Company will remain a reporting company under the Exchange Act, and its units, Common Stock and Public Warrants will remain publicly traded.

If the Extension Proposal is approved and adopted, any associated redemptions will result in the removal of any Withdrawal Amount from the Trust Account, which will reduce the amount remaining in the Trust Account, and an increase in the percentage interest of Common Stock held by the Sponsor and its affiliates.

Q: Will the Company effect redemptions if properly made redemption requests in connection with the Special Meeting exceed the redemption limitation?

A: In the event that the Extension Proposal or the NTA Proposal are approved, and properly made requests for redemption of IPO Shares would cause the Company to exceed the redemption limitation, the Company intends to effect redemptions to the maximum extent permitted by the current Charter. See “Proposal No. 1—The Extension Proposal—Redemption Rights.”

Q: What happens if the Merger is subject to CFIUS review?

A: Certain investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to review and approval by the Committee on Foreign Investment in the United States (“CFIUS”). Whether CFIUS has jurisdiction to review a transaction depends on, among other factors, whether the transaction involves a “foreign person,” as defined by Section 721 of the Defense Production Act of 1950 and its implementing regulations (“Section 721”), and the rights and interest that such foreign person acquires in the U.S. business. For example, CFIUS has jurisdiction to review a transaction that results in “control” of a U.S. business by a foreign person, as well as certain transactions in which a foreign person acquires an equity interest along with certain non-passive rights in certain U.S. businesses.

The Company does not believe that either it or its Sponsor is a foreign person within the meaning of Section 721. The Company is a Delaware corporation and its Sponsor is a Delaware limited liability company; neither the Company nor its Sponsor is controlled by any foreign person or has substantial ties to a non-U.S. person. Additionally, GRIID is a Delaware limited liability company. If CFIUS were to determine the Company or its Sponsor to be a foreign person, then CFIUS could have jurisdiction to review transactions undertaken by the Company that otherwise meet the criteria to be subject to CFIUS jurisdiction. If CFIUS were to identify unresolvable national security concerns related to such transaction, the Company may be unable to consummate the Merger, or any other initial business combination.

In addition, if the Merger, or any other initial business combination, is subject to CFIUS jurisdiction, the Company may be required or determine it advisable to submit a notice to CFIUS regarding the transaction, or to proceed with the transaction without notifying CFIUS and risk CFIUS intervention, before or after closing. The Company does not believe it or its Sponsor is a foreign person; however, if CFIUS took a different view, it could review the Merger, or any other initial business combination, undertaken by the Company that otherwise meets the requirements for CFIUS to have jurisdiction, suspend the transaction, impose conditions to address national security concerns with respect to the transaction, recommend that the President of the United States prohibit the transaction (which, if the transaction has closed, could take the form of an order to divest all or a portion of a U.S. business), or impose civil penalties if CFIUS determines that a mandatory notification requirement applied and was not satisfied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any potential foreign ownership by the Sponsor.

The process of any review by CFIUS could be lengthy. Because the Company has only a limited time to complete an initial business combination, failure to obtain any required approvals by the applicable Extension Date, if the Extension Proposal is approved, may require the Company to liquidate. If the Company is forced to liquidate, holders of IPO Shares will only be entitled to a pro rata portion of the Trust Account (including interest but net of taxes payable), and the Public Warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a potential business combination and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q: If the NTA Proposal is approved and adopted and the Company has $5 million or less in NTA and also fails to comply with the listing requirements of NYSE American, would the penny stock rules apply?

A: Rule 3a51-1 under the Exchange Act defines a “penny stock” as any security not meeting one of several exceptions. These exceptions include securities listed on national securities exchanges and those of issuers that have been in existence for less than three years and have $5 million or less in NTA. If the NTA Proposal is approved and the Company fails to have greater than $5 million in NTA and fails to maintain its listing with NYSE American (including as a result of failing to comply with NYSE American’s listing requirements), the Company expects that it would be deemed to be a “penny stock.”

Q: What are the implications of becoming a “penny stock”?

A: If the Company were to be deemed to be a “penny stock,” the Company would be subject to the “penny stock” rules of the SEC, including categorization as a “blank check company” as defined under Rule 419 of the Securities Act.

Among other things, the SEC’s penny stock rules require a broker-dealer, before a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and the salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, the penny stock rules generally require that before a transaction in a penny stock occurs, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s agreement to the transaction. If applicable in the future, these rules may restrict the ability of brokers-dealers to sell the Company’s Common Stock and may affect the ability of investors to sell their shares, until the Company’s Common Stock no longer is considered a penny stock. The Company would also be categorized as a “blank check company” under Rule 419 of the Securities Act, which would require the Company to comply with the terms of such rule in connection with any SEC-registered securities offerings by the Company.

Q: Is the Company subject to the Investment Company Act of 1940?

A: The Company completed its IPO in January 2021. Since the Company is a blank check company, the efforts of its Board and management since the completion of its IPO have been focused on searching for a target business with which to consummate an initial business combination and, since November 29, 2021, on the consummation of the Merger.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), which include proposals relating to the circumstances in which special purpose acquisition companies (“SPACs”) such as the Company could be subject to the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor from one prong of the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act for a SPAC satisfying certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its IPO (an “IPO Registration Statement”). The SPAC also would need to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a SPAC like the Company, that will not complete its initial business combination within 24 months from the effective date of its IPO Registration Statement. It is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s stock and warrants following such a transaction, the Company’s warrants would expire worthless and shares of its Common Stock would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate. To mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), in January 2023, the Company instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account and to hold all funds in the Trust Account in cash until the earlier of consummation of the Company’s initial business combination or liquidation. As a result, following such liquidation, the Company has received, and will likely continue to receive, minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount its public stockholders would receive upon any redemption or liquidation of the Company.

Q: Where will I be able to find the voting results of the Special Meeting?

A: The Company expects to announce preliminary voting results during the Special Meeting. The Company also expects to disclose voting results on a Current Report on Form 8-K that the Company expects to file with the SEC within four business days after the Special Meeting. If final voting results are not available to the Company in time to file a Current Report on Form 8-K within four business days after the Special Meeting, the Company expects to file a Current Report on Form 8-K to publish preliminary results and expects to provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Q: Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination such as the Merger?

A: Yes. Assuming you do not elect to redeem all of your IPO Shares in connection with the Special Meeting and are a stockholder as of the record date for voting on a proposed initial business combination, or if not all of your

IPO Shares are accepted for redemption, you will be able to vote on a proposed initial business combination when it is submitted to stockholders and you will retain your right to redeem your IPO Shares upon consummation of such initial business combination, subject to any limitations set forth in the Charter.

Q: How do I vote?

A: If you are a holder of record of Common Stock on May 8, 2023, the record date for the Special Meeting, you may vote in person (online) at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope, or by voting online at https://www.cstproxy.com/aditedtech/ext2023. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person (online), obtain a valid proxy from your broker, bank or nominee.

The Special Meeting is currently scheduled to be held entirely online as indicated above. Stockholders of record may vote their shares electronically at the Special Meeting by following the instructions at https://www.cstproxy.com/aditedtech/ext2023. Stockholders are also urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q: May I change or revoke my vote after I have submitted my executed proxy card?

A: Stockholders may change their vote or revoke their proxy by sending a later-dated, signed proxy card to Adit EdTech Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105; Attention: Secretary, so that it is received by the Company’s Secretary prior to the vote at the Special Meeting; transmitting a subsequent vote over the Internet prior to 11:59 p.m., Eastern Time, on June 29, 2023; or attending the Special Meeting and voting in person (online). A stockholder’s last vote, whether prior to or at the Special Meeting, is the vote that will be counted. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Special Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q: How are votes counted?

A: Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A stockholder’s failure to vote by proxy or to attend the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Q: If my shares are held in “street name,” will my broker automatically vote them for me?

A: No. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial holder” of the shares held for you in what is known as “street name.” If this is the case, this proxy statement may have been forwarded to you by your brokerage firm, bank or other nominee, or its agent. As the beneficial holder, you have the right to direct your broker, bank or other nominee as to how to vote your shares. If you do not provide voting instructions to your broker on a particular proposal on which your broker does not have discretionary authority to vote, your shares will not be voted on that proposal. This is called a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Broker non-votes will have the same effect as a vote “AGAINST” the Extension Proposal and the NTA Proposal, and will have no effect on the outcome of the Adjournment Proposal. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q: What constitutes a quorum at the Special Meeting?

A: The presence, in person (online) or by proxy, of stockholders holding a majority of the shares issued and outstanding and entitled to vote at the Special Meeting constitutes a quorum at the Special Meeting. Based on the number of shares of Common Stock outstanding on the record date for the Special Meeting, 4,683,712shares of Common Stock, in the aggregate, will be required to achieve a quorum.

Q: Does the Board recommend voting for the approval of the proposals?

A: Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals is in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.

Q: What interests do the Company’s directors and officers have in the approval of the proposals?

A: The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. See “Proposal No. 1—The Extension Proposal—Interests of Certain Persons.”

Q: Are there any appraisal or similar rights for dissenting stockholders?

A: No. There are no appraisal rights in connection with any of the proposals to be voted on at the Special Meeting. The Company’s warrants do not have voting rights in connection with the proposals.

Q: What happens to the Company’s warrants if the Extension Proposal is approved?

A: If the Extension Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the applicable Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

Q: How do I redeem my IPO Shares?

A: In order to exercise your redemption rights, you must (i) if you hold your IPO Shares through units, elect to separate your units into the underlying shares and Public Warrants prior to exercising your redemption rights with respect to the shares, and (ii) in any case, prior to 5:00 p.m., Eastern Time, on June 28, 2023 (two business days before the Special Meeting), tender your shares electronically and submit a request in writing to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem such IPO Shares for cash at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: Mark Zimkind

Email: mzimkind@continentalstock.com

Your written request should include a certification that you are not acting in concert or as a partnership, syndicate, or other “group” (as defined in Section 13 of the Exchange Act) with any other stockholder with respect to such IPO Shares. The Company’s existing organizational documents provide that a holder of IPO Shares, acting together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a partnership, limited partnership, syndicate, or other group for purposes of acquiring, holding, or disposing of any shares of the Company, will be restricted from exercising this redemption right with respect to more than 15% of the shares of Common Stock in the aggregate without the prior consent of the Company. There will be no redemption rights with respect to the Company’s warrants.

Stockholders that hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares delivered electronically in order to exercise their redemption rights. Holders of outstanding units of the Company must separate the underlying IPO Shares and Public Warrants prior to exercising redemption rights with respect to the IPO Shares. If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using the Depository Trust & Clearing Corporation deposited withdrawal at custodian (“DWAC”) system, a withdrawal of the relevant units and a deposit of an equivalent number of IPO Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the IPO Shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your IPO Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken at the Special Meeting. If you delivered your IPO Shares for redemption to the Company’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Company’s transfer agent return such IPO Shares. You may make such request by contacting the Company’s transfer agent at the phone number or address listed above.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you vote by mail, please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q: Who will solicit and pay the cost of soliciting proxies?

A: The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Okapi Partners LLC (“Okapi”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Okapi a fee of $25,000. The Company will reimburse Okapi for reasonable out-of-pocket losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares for their expenses in forwarding soliciting materials to beneficial owners of shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q: Who can help answer my questions?

A: If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the

Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022 and its subsequent Quarterly Reports on Form 10-Q, you should contact:

Adit EdTech Acquisition Corp.

1345 Avenue of the Americas, 33rd Floor

New York, NY 100105

Tel: (646) 291-6930

You may contact the Company’s proxy solicitor at:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Individuals call toll-free: (877) 259-6290

Banks and brokers call: (212) 297-0720

Email: info@okapipartners.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in “Where You Can Find Additional Information.”

If you are a holder of IPO Shares and you intend to seek redemption of such IPO Shares, you will need to deliver your IPO Shares (either physically or electronically) to the Company’s transfer agent at the address below prior to 5:00 p.m., Eastern Time, on June 28, 2023 (two business days prior to the vote at the Special Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: Mark Zimkind

Email: mzimkind@continentalstock.com

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held online at https://www.cstproxy.com/aditedtech/ext2023 on June 30, 2023, at 10:00 a.m., Eastern Time, for stockholders to consider and vote upon the proposals to be put to the Special Meeting. Stockholders may also attend the virtual meeting in listen-only mode by dialing 1-800-450-7155 (toll-free within the U.S. and Canada) and 1-857-999-9155 (outside of the U.S. and Canada), Conference ID: 9795310#, but will not be able to vote shares or ask questions during the meeting.

At the Special Meeting, you will be asked to consider and vote on the following proposals:

1. Proposal No. 1 - The Extension Proposal - To amend Section 5.7 of the Charter, in the form set forth in Annex A of this proxy statement, to authorize the Company, at the election of the Board, to extend up to two times for an additional three months each time (for a maximum of two three-month extensions), commencing on July 14, 2023, the date by which it must (a) consummate its initial business combination, or otherwise (b) cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the IPO Shares and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and in accordance with applicable law, dissolve and liquidate;

2. Proposal No. 2 - The NTA Proposal—To amend Sections 5.4, 5.5, 5.6 and 5.11 of the Charter, in the form set forth in Annex A of this proxy statement, to remove the prohibition on the Company consummating an initial business combination or effecting a redemption or repurchase of IPO Shares in connection with an approved initial business combination, a tender offer and certain amendments to the Charter (described below) if, upon approval of any such initial business combination, tender offer or Charter amendment, the Company does not have NTA in excess of $5 million (or any greater net tangible asset or cash requirement upon consummation of the Company’s initial business combination that may be contained in the agreement relating to the initial business combination) after payment of the deferred underwriting commission. The Charter amendments relate to modifications of the substance or timing of the Company’s obligation to provide for the redemption of IPO Shares in connection with an initial business combination, the redemption of 100% of the IPO Shares if the Company has not consummated an initial business combination within 24 months from the closing of the Company’s IPO, or with respect to any other material provisions of the Charter relating to stockholder’s rights or pre-initial business combination activity; and

3. Proposal No. 3 - The Adjournment Proposal - To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the NTA Proposal.

Voting Power; Record Date

Only stockholders of record of the Company as of the close of business on May 8, 2023 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles its holder thereof to one vote for each proposal. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 9,367,422 shares of Common Stock issued and outstanding. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Stockholders

A quorum of the Company’s stockholders is necessary to hold a valid meeting. The presence, in person (online) or by proxy, of stockholders holding a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting constitutes a quorum at the Special Meeting.

Abstentions will be considered present for the purposes of establishing a quorum. Broker non-votes will not be considered present for purposes of establishing a quorum. A stockholder’s failure to vote by proxy or to vote in person (online) at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum.

Based on the number of shares of Common Stock outstanding on the record date, 4,683,712 shares of Common Stock, in the aggregate, will be required to achieve a quorum.

Votes Required

Approval of each of the Extension Proposal and the NTA Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Broker non-votes will not be considered present for purposes of establishing a quorum, will have the same effect as a vote “AGAINST” the Extension Proposal and the NTA Proposal. Accordingly, if a valid quorum is established, a stockholder’s failure to vote by proxy or to vote at the Special Meeting with regard to the Extension Proposal or the NTA Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock as of the record date present, in person (online) or by proxy, and entitled to vote at the Special Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have the same effect as a vote “AGAINST” the Adjournment Proposal. Broker non-votes will not be considered present for purposes of establishing a quorum, and will have no effect on the outcome of the Adjournment Proposal. Accordingly, if a valid quorum is established, a stockholder’s failure to vote by proxy or to vote at the Special Meeting with regard to the Adjournment Proposal will have no effect on the outcome of such proposal.

Voting

The Board is asking for your proxy. Giving your proxy means you authorize each of David L. Shrier and John J. D’Agostino as proxies to vote your shares at the Special Meeting in the manner you direct. You may vote for any proposal or you may abstain from voting for such proposal. When proxies are properly dated, executed and returned, the shares of Common Stock represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no choice is indicated on the proxy, the shares of Common Stock will be voted “FOR” each of the proposals in accordance with the recommendations of the Board and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

You may vote your shares at the Special Meeting in person (online) or by proxy. You may attend the Special Meeting online at https://www.cstproxy.com/aditedtech/ext2023. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope, or by voting online at https://www.cstproxy.com/aditedtech/ext2023. If you hold your shares of Common Stock in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares of Common Stock you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares of Common Stock or, if you wish to attend the Special Meeting and vote in person (online), obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder holding shares of Common Stock in “street name” does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes each of the proposals to be voted on at the Special Meeting constitutes a “non-discretionary” matter.

Stockholders that have questions or need assistance in completing or submitting their proxy cards or voting online should contact the Company’s proxy solicitor, Okapi, at (877) 259-6290 (banks and brokers can call collect at (212) 297-0720) or by emailing info@okapipartners.com.

Revocability of Proxies

Stockholders may change their vote or revoke their proxy by sending a later-dated, signed proxy card to Adit EdTech Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor New York, NY 10105; Attention: Secretary, so that it is received by the Company prior to the vote at the Special Meeting; transmitting a subsequent vote over the Internet prior to 11:59 p.m., Eastern Time, on June 29, 2023; or attending the Special Meeting and voting in person (online). A stockholder’s last vote, whether prior to or at the Special Meeting, is the vote that will be counted. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Special Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Special Meeting

The Special Meeting will be held online at https://www.cstproxy.com/aditedtech/ext2023 at 10:00 a.m., Eastern Time, on June 30, 2023. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope and may vote online at https://www.cstproxy.com/aditedtech/ext2023. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person (online), obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. The Company has engaged Okapi to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Okapi a fee of $25,000 and will reimburse Okapi for its reasonable out-of-pocket expenses and indemnify Okapi against certain losses, damages, expenses, liabilities or claims. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Common Stock and in obtaining voting instructions from those owners. The Company’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact Okapi at:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Telephone: (877) 259-6290

(banks and brokers can call collect at (212) 297-0720)

Email: info@okapipartners.com

Some banks and brokers have customers that beneficially own Common Stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of the Company’s outstanding Common Stock is deemed necessary, the Company (through its directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

There are no appraisal rights in connection with any of the proposals to be voted on at the Special Meeting. The Company’s warrants do not have voting rights in connection with the proposals.

Notice of Stockholder Proposals

The DGCL and the Company’s Amended and Restated Bylaws (the “Bylaws”) provide that the Company is required to provide at least 10 days’ but not more than 60 days’ advance written notice of any stockholder meeting of the Company.

Other Business

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters. If you do not give instructions to your broker, bank or nominee, they can vote your shares with respect to certain “discretionary” items, but they cannot vote your shares with respect to certain “non-discretionary” items.

Principal Executive Offices

The Company’s principal executive offices are located at 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105. The Company’s telephone number is (646) 291-6930. The Company’s corporate website address is http://www.aditedtech.com. The Company’s website address is included as an inactive textual reference only, and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

Potential Application of Investment Company Act

The Company completed its IPO in January 2021. Since the Company is a blank check company, the efforts of its Board and management since the completion of its IPO have been focused on searching for a target business with which to consummate an initial business combination and, since November 29, 2021, on the consummation of the Merger.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, which include proposals relating to the circumstances in which special purpose acquisition companies such as the Company could be subject to the Investment Company Act, and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor from one prong of the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act for a SPAC satisfying certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the SPAC’s IPO Registration Statement. The SPAC also would need to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a SPAC like the Company, that will not complete its initial business combination within 24 months from the effective date of its IPO Registration Statement. It is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, the Company might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s stock and warrants following such a transaction, the Company’s warrants would expire worthless and shares of its Common Stock would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate. To mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), in January 2023, the Company instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account and to hold all funds in the Trust Account in cash until the earlier of consummation of the Company’s initial business combination or liquidation. As a result, following such liquidation, the Company has received, and will likely continue to receive, minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount its public stockholders would receive upon any redemption or liquidation of the Company.

PROPOSAL NO. 1—THE EXTENSION PROPOSAL

Background

The Company is a blank check company incorporated in Delaware on October 15, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On January 11, 2021, the Company entered into the Trust Agreement in connection with the IPO and a potential business combination. On January 14, 2021, the Company closed its IPO of 24,000,000 units at a purchase price of $10.00 per unit, with each unit consisting of one share of its Common Stock and one warrant to purchase one share of its Common Stock at a purchase price of $11.50 per share, subject to adjustment as provided in the specimen warrant certificate and in the amended and restated warrant agreement. On January 19, 2021, the IPO underwriters fully exercised their over-allotment option and purchased 3,600,000 additional units. The units issued and sold in the IPO, including pursuant to the exercise of the underwriters’ over-allotment option generated proceeds of $276.0 million before deducting deferred underwriting compensation payable upon the closing of an initial business combination. Simultaneously with the consummation of the IPO, the Company consummated a private placement of 6,550,000 warrants at a purchase price of $1.00 per warrant for aggregate gross proceeds of approximately $6.6 million. Simultaneously with the closing of the issuance and sale of the additional units pursuant to the exercise of the underwriters’ over-allotment option, the Company issued sold an additional 720,000 warrants at a purchase price of $1.00 per warrant in a private placement for aggregate gross proceeds of approximately $0.7 million. A total of $276.0 million was deposited into the Trust Account and the remaining net proceeds became available to be used as working capital and continuing general and administrative expenses. As of December 31, 2022, there was approximately $25.0 million held in the Trust Account. The Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of IPO Shares if the Company does not complete its initial business combination by the applicable Extended Date, the latest of which is currently July 14, 2023, and, if the Extension Proposal is approved, would end on January 14, 2024.

The Company entered into the Merger Agreement, pursuant to which Merger Sub will merge with and into GRIID, the separate limited liability company existence of Merger Sub will cease and GRIID, as the surviving company of the Merger, will continue its existence under the Limited Liability Company Act of the State of Delaware as a wholly owned subsidiary of the Company.

Reasons for the Proposal

The Company is proposing the amendment to the Charter in the form set forth in Annex A hereof to authorize the Company to further extend up to two times at the election of the Board for an additional three months each time (for a maximum of two additional three-month extensions) the date by which the Company must consummate its initial business combination, or otherwise (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the outstanding IPO Shares and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and in accordance with applicable law, dissolve and liquidate.

The Charter initially provided that the Company had until the 24-month anniversary of the IPO, which was January 14, 2023, to complete an initial business combination. On December 23, 2022, the Company held the First Extension Meeting, at which its stockholders approved a proposal to extend the date by which it must complete an initial business combination up to six times at the election of the Board for an additional one month each time for a maximum of six one-month extensions, the latest of which ends on July 14, 2023.

While the Company and the other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Merger and do not anticipate any issues in satisfying such conditions (see “—The Company’s Efforts Toward Completing an Initial Business Combination” for further information), it is possible that there will not be sufficient time before July 14, 2023 (if all six one-month extensions currently allowed under the Charter are approved), to hold a special meeting to obtain stockholder approval of and consummate the Merger or any other initial business combination. Accordingly, the Board believes that in order to be able to complete the Merger, it is appropriate for the Company to be able to further extend its existence in two three-month increments (for a maximum of an additional six months in the aggregate). The Board has determined that it is in the best interests of its stockholders for the Board to have the ability to further extend the date by which the Company must complete an initial business combination up to two times for an additional three months each time commencing on July 14, 2023 (for a maximum of two additional three-month extensions). If the closing of the Merger or any other initial business combination occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.

The Company is not asking you to vote on any proposed initial business combination at this time. If the Second Extension is implemented and you do not elect to redeem all of your IPO Shares, or if not all of your IPO Shares are accepted for redemption, you will retain the right to (a) vote on the Merger if you are a holder of IPO Shares as of the record date for a meeting of stockholders called for such purpose and (b) redeem your IPO Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company and net of taxes payable, divided by the number of then outstanding IPO Shares, in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the applicable Extended Date.

If the NTA Proposal is approved, the parties also intend to amend the Merger Agreement prior to closing of the Merger to remove the condition that the Company have at least $5,000,001 of NTA remaining after the Company’s stockholders have exercised their right to redeem their IPO Shares in connection with the closing of the Merger.

The Company’s Efforts Toward Completing an Initial Business Combination

While the Company and the other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Merger and do not anticipate any issues in satisfying such conditions, it is possible that there will not be sufficient time before July 14, 2023 (if all six one-month extensions allowed under the current Charter are approved), to hold a special meeting to obtain stockholder approval of and consummate the Merger. On June 9 and 11, 2022, GRIID received letters from Blockchain Access UK Limited (“Blockchain”) asserting that GRIID was allegedly in default of GRIID’s obligations under the Third Amended and Restated Credit Agreement between GRIID and Blockchain, dated November 19, 2021 (the “Prior Credit Agreement”), and purporting to cancel Blockchain’s commitments under the Prior Credit Agreement and accelerate GRIID’s indebtedness thereunder. In a letter dated June 12, 2022, GRIID rejected Blockchain’s assertions. On October 9, 2022, GRIID and Blockchain entered into a Fourth Amended and Restated Credit Agreement (the “New Credit Agreement”). In connection with the execution of the New Credit Agreement, GRIID (and its affiliates), Blockchain (and certain of its affiliates) and the Company entered into a settlement and release agreement pursuant to which Blockchain waived any potential defaults under the Prior Credit Agreement and the parties agreed to release each other from any claims related to the Prior Credit Agreement.

On October 17, 2022, the Company, Merger Sub and GRIID entered into a second amendment to the Merger Agreement (the “Second Amendment”). In addition to reducing the merger consideration to 58,500,000 shares of Common Stock, the Second Amendment removes certain negative covenants limiting the Company’s conduct of its business during the period between the signing of the Merger Agreement and the closing of the Merger, and permits the Company to pursue an alternative business combination transaction during the pre-closing period. The Second Amendment eliminates GRIID’s ability to terminate the Merger Agreement if the Merger has not closed by an agreed outside date, extends that outside date to January 14, 2023 (subject to the Company’s right to extend such outside date for successive 90-day extensions at its sole discretion), and permits the Company to terminate the Merger Agreement under certain circumstances, upon which GRIID will be obligated to pay to the Company a non-refundable termination fee of $50,000,000.

The Company and the other parties to the Merger Agreement are also working to secure additional sources of financing to provide further liquidity to New GRIID. On September 2 and 15, 2022, respectively, GRIID issued promissory notes (the “GRIID Promissory Notes”) to Dwaine Alleyne (“Mr. Alleyne”) and Endeavor Blockchain, LLC (“Endeavor”) in exchange for loans of $250,000 and $2,000,000, respectively. In connection with the GRIID Promissory Notes, GRIID also issued warrants to each of Mr. Alleyne and Endeavor exercisable for 8,616 and 69,278 Class B Units, respectively, of GRIID. The number of Class B Units exercisable under such warrants is subject to adjustment such that in the event that the Merger is consummated (i) the number of Class B Units exercisable under the warrant issued to Mr. Alleyne shall be adjusted to a number of Class B Units that when exchanged for consideration in the Merger, will equal 0.0625% of the outstanding equity interests in New GRIID immediately following the closing of the Merger, and (ii) the number of Class B Units exercisable under the warrant issued to Endeavor shall be adjusted to a number of Class B Units that when exchanged for consideration in the Merger will equal (A) 0.5% of the outstanding equity interests in New GRIID immediately following the closing of the Merger or (B) 1.0% of the outstanding Class B Units in GRIID in the event the Merger does not close by November 3, 2023.

On September 9, 2022, the Company, GRIID, GEM Global Yield LLC SCS (the “Purchaser”), and GEM entered into a share purchase agreement (the “GEM Share Purchase Agreement”), which would provide New GRIID with the right, but not the obligation, from time to time at its option, to issue and sell to the Purchaser up to $200.0 million of New GRIID’s shares of common stock. New GRIID is obligated to pay GEM a commitment fee of $4 million, payable in cash or shares, and issue a warrant to GEM exercisable for the number of New GRIID shares equal to 2% of the outstanding equity interests in New GRIID immediately following the closing of the Merger. In connection with the GEM Share Purchase Agreement, the parties entered into a registration rights agreement relating to any shares to be issued under the GEM Share Purchase Agreement.

On November 4, 2022, the Company entered into voting agreements with the Sponsor and the Company’s directors and officers, pursuant to which, among other things, the Sponsor and such directors and officers agreed to vote any shares of Common Stock owned by them in favor of the proposals presented at the First Extension Meeting.

On December 23, 2022, the Company held the First Extension Meeting, at which the stockholders approved an amendment to the Company’s Charter to extend the date by which the Company must consummate its initial business combination up to six times at the election of the Board for an additional one month each time (for a maximum of six one-month extensions, the latest of which ends on July 14, 2023 if the Board approves all six one-month extensions allowed under the current Charter) or otherwise (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the shares of Common Stock included as part of the units sold in our IPO and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and in accordance with applicable law, dissolve and liquidate. Stockholders holding 25,132,578 IPO Shares exercised their right to redeem such shares for a pro rata portion of the funds then on deposit in the Trust Account for approximately $253.6 million (approximately $10.09 per share).

On February 8, 2023, the Company, Merger Sub, and GRIID entered into the third amendment to the Merger Agreement to replace references to the New York Stock Exchange in the Merger Agreement with references to the NYSE American.

Consequences if the Extension Proposal Is Not Approved

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by the applicable Extended Date or July 14, 2023 (if all six one-month extensions allowed under the current Charter are approved by the Board), then the Company will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the outstanding IPO Shares and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and in accordance with applicable law, dissolve and liquidate. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by the applicable Extended Date.

The Sponsor and each of our directors, officers and industry advisors have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Common Stock held by the Sponsor or any such director, officer, industry advisor or any of their respective permitted transferees, as applicable, if the Company fails to complete an initial business combination by the applicable Extended Date. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by the applicable Extended Date.

Consequences if the Extension Proposal Is Approved

If the Extension Proposal is approved, the Company will be authorized to amend the Charter to authorize the Company to further extend up to two times at the election of the Board for an additional three months each time (for a maximum of two additional three-month extensions) the date by which the Company must consummate its initial business combination, or otherwise (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the outstanding IPO Shares and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and in accordance with applicable law, dissolve and liquidate. The Company will remain a reporting company under the Exchange Act, and its units, Common Stock and Public Warrants will remain publicly traded. The Company will continue to work to consummate the Merger or any other initial business combination, by the applicable Extended Date.

You are not being asked to vote on the Merger or any other initial business combination at this time. If the Second Extension is implemented and you do not elect to redeem all of your IPO Shares in connection with the Second Extension or the NTA Proposal, or if not all of your IPO Shares are accepted for redemption, you will retain the right to vote on the Merger if you are a holder of Common Stock as of the record date for a meeting of stockholders called for such purpose. You will have the right to redeem your IPO Shares for cash from the Trust Account in the event the proposed initial business combination is approved or the Company has not consummated an initial business combination by the applicable Extended Date.

If the Extension Proposal is approved, any redemptions of IPO Shares will result in the removal of the Withdrawal Amount from the Trust Account, which will reduce the amount remaining in the Trust Account, and will increase the percentage interest of Common Stock held by the Sponsor and its affiliates. In the event that the Extension Proposal or the NTA Proposal are approved, and properly made requests for redemption of IPO Shares would cause the Company to exceed the redemption limitation, the Company intends to effect redemptions to the maximum extent permitted by the current Charter. See “—Redemption Rights” below.

Redemption Rights

In connection with the approval of the Extension Proposal, each holder of IPO Shares may seek to redeem his, her or its IPO Shares. Holders of IPO Shares that do not elect to redeem all of their IPO Shares in connection with the Extension Proposal or the NTA Proposal, or for which not all IPO Shares are accepted for redemption, will retain the right to redeem their IPO Shares in connection with any stockholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination, by the applicable Extended Date.

IF YOUR IPO SHARES ARE HELD IN STREET NAME, TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN,

INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR IPO SHARES BE REDEEMED FOR CASH AND DELIVERING TO THE TRANSFER AGENT YOUR IPO SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., EASTERN TIME ON JUNE 28, 2023.

You will only be entitled to receive cash in connection with a redemption of such IPO Shares, subject to the redemption limitation, if you continue to hold them until the effective date of the Second Extension and redemptions.

Pursuant to the Charter, a holder of IPO Shares may request that the Company redeem all or a portion of such holder’s IPO Shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any IPO Shares to be redeemed, subject to the redemption limitation, only if you:

(i) (a) hold IPO Shares or (b) hold IPO Shares as part of units and elect to separate such units into the underlying IPO Shares and Public Warrants prior to exercising your redemption rights with respect to the IPO Shares; and

(ii) prior to 5:00 p.m., Eastern Time, on June 28, 2023 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your IPO Shares for cash and (b) deliver your IPO Shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying IPO Shares and Public Warrants prior to exercising redemption rights with respect to the IPO Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying IPO Shares and Public Warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so and tender its, his or her IPO Shares to the transfer agent, through The Depository Trust Company. Holders of IPO Shares may elect to redeem all or a portion of their IPO Shares even if they vote for the Extension Proposal or the NTA Proposal.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system.

Stock certificates that have not been tendered prior to the vote on the Extension Proposal will not be redeemed for cash held in the Trust Account. If you delivered your IPO Shares for redemption to the Company’s transfer agent and decide prior to the vote at the Special Meeting not to redeem your IPO Shares, you may withdraw your tender and request that the Company’s transfer agent return the IPO Shares electronically. You may make such request by contacting the Company’s transfer agent at the address listed above. In the event that a holder of IPO Shares tenders IPO Shares and the Extension Proposal is not approved, such IPO Shares will not be redeemed. The Company anticipates that a holder of IPO Shares that tenders IPO Shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such IPO Shares after the Second Extension is approved.

If a demand is properly made, the Company will redeem the applicable IPO Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Common Stock. Based upon the amount held in the Trust Account as of December 31, 2022, which was approximately $25.0 million, and the number of shares outstanding on the record date, which was 9,367,422, the Company estimates that the per-share price at which IPO Shares may be redeemed from cash held in the Trust Account will be approximately $10.15 at the time of the Special Meeting, which does not take into account any interest accrued or income or other taxes payable after December 31, 2022. The closing price of the Common Stock on                 , 2023, was $                . The Company cannot assure stockholders that they will be able to sell their Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Common Stock when such stockholders wish to sell their shares.

If you exercise your redemption rights with respect to any IPO Shares, you will be exchanging such IPO Shares for cash and will no longer own such IPO Shares. You will be entitled to receive cash for such IPO Shares, subject to the redemption limitation, only if you properly demand redemption and electronically tender such IPO Shares to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a holder of IPO Shares that tenders such IPO Shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such IPO Shares after the completion of the Second Extension.

The Charter prohibits the Company from redeeming or repurchasing IPO Shares to the extent that such redemptions or repurchases would cause the Company to exceed the redemption limitation. In the event that the Extension Proposal or the NTA Proposal is approved, the Company intends to effect redemptions to the maximum extent permitted by the current Charter.

If the Company receives requests for redemptions from holders of IPO Shares that would exceed the redemption limitation, such that the Company would not be able to effect all such requested redemptions and maintain the required NTA, the Company will redeem the maximum number of IPO Shares that will allow the Company to satisfy the redemption limitation immediately following such redemptions.

Excise Tax

The Inflation Reduction Act of 2022, signed into law on August 16, 2022, introduced a new excise tax on repurchases of stock after December 31, 2022 by domestic corporations whose stock is traded on an established securities market. The U.S. Department of the Treasury and the Internal Revenue Services (the “IRS”) have issued initial guidance on which taxpayers may rely on until proposed regulations are published. The new excise tax is imposed on the repurchasing corporation, not the stockholders whose stock is repurchased.

The tax is imposed at a rate of 1% of the fair market value of the stock repurchased during the corporation’s taxable year, reduced by the fair market value of stock issued during the taxable year and any repurchased stock that is statutorily excepted from the excise tax. Because the Company is a Delaware corporation and its Common Stock is listed on the NYSE American, repurchases of the Common Stock for cash will be subject to this 1% excise tax, subject to the amount of Common Stock the Company may issue. The excise tax will be imposed for any taxable year only if the amount of Common Stock repurchased (without regard to the value of stock issued during the year or excepted from the excise tax) exceeds $1 million.

Accordingly, the Company’s redemptions in connection with the Extension Proposal, if approved, may result in the imposition of the excise tax. Whether and to what extent the Company will be subject to the excise tax on a redemption of the Company’s will depend on a number of factors, including whether the Company will issue any Common Stock during its current taxable year.

Under the initial guidance, the due date for payment of the excise tax for the current taxable year is April 30, 2024. To the extent that the new excise tax is imposed on the Company with respect to redemptions of IPO Shares in connection with the Extension Proposal, the Company may use interest earned on the Trust Account, as permitted by the Charter, together with working capital loans, as necessary, to satisfy any excise tax liability. The imposition of the excise tax could cause a reduction in the cash available on hand for us to fund operations and to make distributions to stockholders.

Material United States Federal Income Tax Consequences for Stockholders Exercising Redemption Rights

The section describes material U.S. federal income tax consequences to holders of IPO Shares that redeem IPO Shares. This discussion addresses only holders that are U.S. Holders (as defined below) or Non-U.S. Holders (also as defined below) and that hold their IPO Shares as capital assets. This discussion is based on the tax laws of the United States, including the Internal Revenue Code of 1986 (the “Code”), Treasury regulations promulgated or proposed thereunder, and administrative and judicial interpretations thereof, all as in effect on the date hereof. These tax laws are subject to change, possibly with retroactive effect, and subject to differing interpretations that could affect the tax consequences described herein. This discussion does not address the tax consequences to holders of IPO Shares under the laws of any state, local or foreign taxing jurisdiction.

This discussion does not address all aspects of U.S. federal income taxation that may be applicable to holders of IPO Shares in light of their particular circumstances or status (including, for example, banks and other financial institutions, insurance companies, broker and dealers in securities or currencies, traders in securities that have elected to mark securities to market, regulated investment companies, real estate investment trusts, partnerships or other pass-through entities and arrangements, corporations that accumulate earnings to avoid U.S. federal income tax, governments and their agencies and instrumentalities, tax-exempt organizations, pension plans, persons that own 5% of more of the Company’s stock by vote or by value, persons that hold the Company’s shares as part of a straddle, hedge, conversion or other integrated investment, and U.S. Holders subject to alternative minimum tax or whose “functional currency” is not the U.S. dollar). In addition, this section does not address tax consequences to the Sponsor and its affiliates or our directors, officers or industry advisors, and their respective permitted transferees.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds IPO Shares, the tax treatment of a person treated as a partner in the partnership for U.S. federal income tax purposes generally will depend on the status of the partner and the activities of the partnership. Partnerships (and other entities or arrangements so treated for U.S. federal income tax purposes) and their partners should consult their own tax advisors.

This discussion is not intended to, and does not, constitute tax advice. You are urged to consult your tax advisor with respect to the United States federal, state and local, and any foreign tax consequences to you of the redemption of your IPO Shares in your particular situation, including the treatment of the redemption with respect to you as a sale or exchange or a corporate distribution.

Characterization of the Redemption of Common Stock

The purchase of Common Stock from a holder pursuant to a redemption described in this proxy statement will be a taxable transaction for U.S. federal income tax purposes. The U.S. federal income tax consequences to a holder of IPO Shares of a redemption pursuant to the redemption provisions described in this proxy statement will depend on whether under Section 302 of the Code the redemption is treated as a sale or exchange or as a distribution by the Company to which Section 301 of the Code applies.

Sale or Exchange of Shares. Under Section 302 of the Code, a holder whose IPO Shares are redeemed will be treated as having engaged in a sale or exchange of such IPO Shares, and thus will recognize gain or loss, if the transaction (i) is a “substantially disproportionate” distribution by the Company with respect to such holder, (ii) results in a “complete termination” of such holder’s equity interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to the holder. The tests (the “Section 302 Tests”) are explained more fully below.

In determining whether any of the Section 302 Tests are satisfied, a holder must take into account not only shares of Common Stock and other equity interests in the Company actually owned by the holder, but also shares of Common Stock and other equity interests in the Company that are constructively owned within the meaning of Section 318 of the Code. Under Section 318 of the Code, a holder may be treated as constructively owning shares of Common Stock or other equity interests that are actually owned, and in some cases constructively owned, by certain related individuals and certain entities in which the holder has an interest or that have an interest in the holder, as well as any shares of Common Stock the holder has a right to acquire by exercise of a warrant or option, or by the conversion or exchange of a security.

Any one of the following tests must be satisfied for the redemption of IPO Shares described in this proxy statement to be treated as a sale or exchange of such IPO Shares:

•

“Substantially Disproportionate” Distribution Test: The receipt of cash by a holder will be treated as a substantially disproportionate distribution with respect to such holder if the percentage of the Company’s outstanding voting stock actually and constructively owned by the holder immediately following the redemption of the holder’s shares of Common Stock is, among other requirements, less than 80% of the percentage of the Company’s outstanding voting stock actually and constructively owned by the holder immediately before the redemption (taking into account redemptions from other holders of Common Stock).

•

“Complete Termination” Test: The receipt of cash by a holder will be treated as a complete termination of the holder’s equity interest in the Company if all of the shares of Common Stock actually and constructively owned by the U.S. Holder are redeemed. In applying the complete termination test, a holder may be able to waive the application of the rules relating to constructive ownership through family members, provided that such holder complies with the provisions of Section 302(c)(2) of the Code and the applicable Treasury Regulations.

•

“Not Essentially Equivalent to a Dividend” Test: The receipt of cash by a holder generally will be treated as “not essentially equivalent to a dividend” if the redemption of such holder’s shares of Common Stock results in a “meaningful reduction” of the holder’s proportionate interest in the Company. Whether the receipt of cash by the holder will be treated as not essentially equivalent to a dividend will depend on the holder’s particular facts and circumstances. The reduction in the proportionate interest in the Company of a holder whose relative stock interest in the Company is minimal and that exercises no control over corporate affairs of the Company (including any shares constructively owned) generally should be regarded as a meaningful reduction in such holder’s interest in the Company.

The U.S. federal income tax consequences of the receipt of cash in redemption of IPO Shares treated as a sale or exchange are discussed below, for U.S. Holders, under “—U.S. Holders—Taxation of Section 302 Sale” and, for Non-U.S. Holders, under “—Non-U.S. Holders—Taxation of Section 302 Sale.”

Distribution in Respect of Shares. If a holder whose IPO Shares are redeemed pursuant to a redemption described in this proxy statement does not satisfy any of the Section 302 Tests above, then the cash received by such holder will be treated as a distribution by the Company in respect of the holder’s shares of Common Stock. The U.S. federal income tax consequences of the receipt of cash in redemption of IPO Shares treated as a corporate distribution are discussed below, for U.S. Holders, under “—U.S. Holders—Taxation of Section 301 Distributions” and, for Non-U.S. Holders, under “—Non-U.S. Holders—Taxation of Section 301 Distributions.”

U.S. Holders

This section applies to U.S. Holders, but does not include the Sponsor, any of its affiliates, or any of our director, officers or industry advisors or any of their permitted transferees. A “U.S. Holder” is a beneficial owner of Common Stock that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States,

•	a domestic corporation (or other entity taxable as a domestic corporation);

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (1) a court within the United States is able to exercise primary supervision over the trust’s administration and one or more United States persons have the authority to control all substantial decisions of the trust or (2) a valid election under the Treasury regulations is in effect for the trust to be treated as a United States person.

If you are a Non-U.S. Holder, the U.S. federal income tax consequences of the redemption are discussed below under “—Non-U.S. Holders”.

Taxation of Section 302 Sales. A U.S. Holder whose redemption of IPO Shares satisfies one or more of the Section 302 Tests will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Holder’s adjusted tax basis in the IPO Shares redeemed. The adjusted tax basis will generally equal the U.S. Holder’s acquisition cost reduced by prior distributions made in respect of such IPO Shares to the U.S. Holder that are treated as a return of capital. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. Holder’s holding period in the redeemed IPO Shares exceeds one year. It is unclear whether the redemption rights with respect to the IPO Shares suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. Holders will be subject to U.S. federal income tax at preferential tax rates. The deductibility of capital losses is subject to limitations. U.S. Holders that hold different blocks of IPO Shares (IPO Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

Taxation of Section 301 Distributions. A U.S. Holder whose redemption of IPO Shares does not satisfy any of the Section 302 Tests will generally be treated as receiving a dividend for U.S. federal income tax purposes to the extent the distribution is made out of the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will be treated, first, as a return of capital to the extent of the U.S. Holder’s adjusted tax basis in its IPO Shares and, thereafter, as gain realized on the sale or other disposition of the IPO Shares. The adjusted tax basis will generally equal the U.S. Holder’s acquisition cost reduced by prior distributions made in respect of such IPO Shares to the U.S. Holder that previously have been treated as a return of capital. The amount treated as a return of capital will reduce the adjusted tax basis in the IPO Shares, and the excess, if any, treated as gain will be treated as described above under “—U.S. Holders—Taxation of Section 302 Gain.”

Dividends received by a corporate U.S. Holder will generally qualify for the dividends received deduction if the requisite holding period is satisfied. Dividends received by a non-corporate U.S. Holder will generally be eligible to be treated as “qualified dividend income,” provided certain holding period requirements are met. Qualified divided income is subject to U.S. federal income tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the IPO Shares described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements.

Non-U.S. Holders

This section applies to Non-U.S. Holders, but does not apply to the Sponsor or any of its affiliates, or any of our directors, officers or industry advisors or any of their permitted transferees. A “Non-U.S. Holder” is a beneficial owner of IPO Shares that is, for U.S. federal income tax purposes:

•	a non-resident alien individual;

•	a foreign corporation; or

•	an estate or trust that is not a U.S. Holder.

Taxation of Section 302 Sales. Subject to the discussions of the Foreign Account Tax Compliance Act of 2010 (“FATCA”) and backup withholding below, a Non-U.S. Holder whose redemption of IPO Shares satisfies one or more of the Section 302 Tests will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of IPO Shares unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder generally will be subject to U.S. federal income tax on a net income basis with respect to such gain in the same manner as if such holder were a resident of the United States and, if the Non-U.S. Holder is taxed as a corporation for U.S. federal income tax purposes, may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate under an applicable income tax treaty) on its “effectively connected” gains; or

•

the Non-U.S. Holder is an individual who is present in the United States for 183 or more days in the taxable year of the disposition and meets certain other conditions, in which case the Non-U.S. Holder generally will be subject to U.S. federal income tax at a 30% rate (or at a lower rate under an applicable income tax treaty) on the gain derived from the sale, which gain may be offset by U.S.-source capital losses for the year.

Taxation of Section 301 Distributions. Subject to the discussion of FATCA and backup withholding below, a Non-U.S. Holder whose redemption of IPO Shares does not satisfy any of the Section 302 Tests will generally be treated as receiving a dividend for U.S. federal income tax purposes to the extent the distribution is made out of the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will be treated, first, as a return of capital to the extent of the Non-U.S. Holder’s adjusted tax basis in its IPO Shares and, thereafter, as gain realized on the sale or other disposition of the IPO Shares. The amount treated as a return of capital will reduce the adjusted tax basis in the IPO Shares, and the excess, if any, treated as gain will be treated as described above under “—Non-U.S. Holders—Taxation of Section 302 Gain.”

Dividends that are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, will be subject to withholding tax at a rate of 30% or at a lower rate under an applicable income tax treaty between the United States and the Non-U.S. Holder’s country of residence. In order to receive the reduced treaty withholding tax rate, a Non-U.S. Holder must furnish to the Company or the Company’s paying agent a properly executed Internal Revenue Service Form W-8BEN or W-8BEN-E certifying under penalties of perjury that the Non-U.S. Holder is entitled to a reduction in withholding under an applicable income tax treaty. A Non-U.S. Holder that holds the Company’s shares through a financial institution or other agent will be required to provide appropriate documentation to the financial institution or other agent, which then will be required to provide certification to the Company or the Company’s paying agent either directly or through other intermediaries. A Non-U.S. Holder that is eligible for a reduced rate of withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by timely filing a refund claim with the Internal Revenue Service.

If a dividend is effectively connected with the conduct of a trade or business in the United States of the Non-U.S. Holder (and, if an applicable income tax treaty so provides, attributable to a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States), the Non-U.S. Holder is exempt from the withholding tax described above provided that the holder has furnished to the Company or the Company’s paying agent an Internal Revenue Service Form W-8ECI certifying under penalties of perjury that the dividend is effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if an applicable income tax treaty so provides, attributable to a permanent establishment or fixed base maintained in the United States). Effectively connected dividends will generally be subject to U.S. federal income tax at the rates that also apply to U.S. persons. A corporate Non-U.S. Holder may, under certain circumstances, be subject to an additional branch profits tax at a 30% rate (or at a lower rate under an applicable income tax treaty) with respect to its effectively connected dividends

FATCA Withholding Taxes. FATCA provisions impose withholding at a rate of 30% on payments of dividends (including constructive dividends received pursuant to a redemption of stock) on Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed Internal Revenue Service Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on a redemption of Common Stock.

Information Reporting and Backup Withholding

In general, information reporting, on Internal Revenue Service Form 1099, will apply to payments treated as dividends in respect of IPO Shares or as proceeds from a sale of IPO Shares that are paid to a U.S. holder within the United States (and in certain cases, outside the United States), unless such holder is an exempt recipient such as a corporation. Backup withholding (currently at a 24% rate) may apply to such payments if a holder of IPO Shares fails to provide a taxpayer identification number (generally on an Internal Revenue Service Form W-9) or certification of other exempt status, or fails to report in full dividend and interest income.

Except as described below, a Non-U.S. Holder generally will be exempt from backup withholding and information reporting requirements with respect to payments treated as dividends on, or proceeds from the sale of, IPO Shares effected at a United States office of a broker, as long as the payor or broker does not have actual knowledge or reason to know that the holder is a United States person and the holder has furnished to the payor or broker:

•	a valid Internal Revenue Service Form W-8BEN or Form W-8BEN-E on which the Non-U.S. Holder certifies, under penalties of perjury, that it is a non-United States person;

•	other documentation upon which it may rely to treat the payments as made to a non-United States person in accordance with Treasury regulations; or

•	the Non-U.S. Holder otherwise establishes an exemption.

However, the Company must report annually to the Internal Revenue Service and to Non-U.S. Holders the amount of dividends paid to them and the tax withheld with respect to such dividends, regardless of whether withholding was required. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the respective Non-U.S. Holder resides under the provisions of an applicable income tax treaty.

Payments treated as proceeds from a sale of IPO Shares effected at a foreign office of a broker generally will not be subject to information reporting or backup withholding unless:

•	the proceeds are transferred to an account maintained by the Non-U.S. Holder in the United States;

•	the payment of proceeds or the confirmation of the sale is mailed to the Non-U.S. Holder at a U.S. address; or

•	the sale has some other specified connection with the United States as provided in Treasury regulations,

unless the broker does not have actual knowledge or reason to know that the holder is a United States person and the documentation requirements described above are met or the Non-U.S. Holder otherwise establishes an exemption.

In addition, a sale of shares will be subject to information reporting if it is effected at a foreign office of a broker that is:

•	a United States person;

•	a “controlled foreign corporation” for United States federal income tax purposes;

•	a foreign person 50% or more of whose gross income is effectively connected with the conduct of a United States trade or business for a specified three-year period; or

•

a foreign partnership, if at any time during its tax year (a) one or more of its partners are “U.S. persons”, as defined in U.S. Treasury regulations, who in the aggregate hold more than 50% of the income or capital interest in the partnership, or (b) such foreign partnership is engaged in the conduct of a trade or business in the United States, unless the broker does not have actual knowledge or reason to know that the holder is a United States person and the documentation requirements described above are met or an exemption is otherwise established. Backup withholding will apply if the sale is subject to information reporting and the broker has actual knowledge that the holder is a United States person.

Backup withholding is not an additional tax. A holder generally may obtain a refund of any amounts withheld under the backup withholding rules that exceed the holder’s income tax liability by timely filing a refund claim with the Internal Revenue Service.

Vote Required for Approval

Approval of the Extension Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have the same effect as a vote “AGAINST” the Extension Proposal. If a valid quorum is established, a stockholder’s failure to vote by proxy or to vote at the Special Meeting with regard to the Extension Proposal will have the same effect as a vote “AGAINST” such proposal. Broker non-votes will have the same effect as a vote “AGAINST” the Extension Proposal.

Assuming all of the 9,367,422 issued and outstanding shares of Common Stock as of the record date are voted at the Special Meeting, the Extension Proposal will be approved if 4,683,712 outstanding shares of Common Stock are voted in favor of the Extension Proposal. Based on the number of shares of Common Stock outstanding on the record date, 4,683,712 shares of Common Stock, in the aggregate, will be required to achieve a quorum. If stockholders holding the minimum number of shares of Common Stock to constitute a quorum are present at the Special Meeting, then the Extension Proposal will be approved if 4,683,712 outstanding shares of Common Stock are voted in favor of the Extension Proposal. As of the record date, the Sponsor and the Company’s officers and directors own approximately 73.3% of the Company’s issued and outstanding Common Stock, in the aggregate. As a result, quorum may be established and the Extension Proposal may be approved without the affirmative vote of any of the outstanding IPO Shares.

Interests of Certain Persons

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and certain of the Company’s officers and directors and industry advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	the fact that certain of the Company’s directors and officers are principals of the Sponsor;

•

the fact that each of the Company’s directors and officers presently has, and in the future may have, additional fiduciary or contractual obligations to other entities, pursuant to which such director or officer may be required to present a business combination opportunity;

•

the fact that the Sponsor holds 7,270,000 private placement warrants to purchase 7,270,000 shares of Common Stock purchased at a price of $1.00 per warrant in a private placement that closed simultaneously with the consummation of the IPO that would expire worthless if a business combination is not consummated by the applicable Extended Date;

•

the fact that, upon consummation of the Merger, the dollar value of the Sponsor’s aggregate interest in the post-Merger company (“New GRIID”) will be approximately $71.6 million, based upon the closing price of our Common Stock of $10.39 per share and the closing price of $0.08 per IPO Warrant (which the Company uses for these purposes as a proxy for the value of the private placement warrants), in each case on the NYSE American on the record date. The Sponsor’s aggregate ownership interest in the Company is comprised of 7,270,000 private placement warrants purchased at a price of $1.00 per warrant and 6,832,500 shares of our Common Stock purchased for an aggregate price of approximately

$25,000, and 502,683 warrants issuable to the Sponsor upon the closing of the Merger or any other initial business combination upon conversion of the $502,683 the Sponsor has loaned to the Company under a promissory note issued by the Sponsor to the Company;

•

the fact that the Sponsor and each of our directors, officers and industry advisors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the shares of Common Stock the Sponsor or such officer, director, industry advisor or any of their respective permitted transferees holds if the Company fails to complete the Merger or any other initial business combination by the applicable Extended Date;

•

the fact that the Sponsor and certain of its affiliates can earn a positive rate of return on their investment, even if other stockholders of the Company experience a negative rate of return on their investment after the consummation of the Merger;

•	the fact that one or more directors of the Company would be a director of New GRIID;

•	the continued indemnification of the Company’s current directors and officers and the continuation of the Company’s directors’ and officers’ liability insurance after the Merger;

•

the fact that the signatories to the letter agreements have each agreed to waive their rights to liquidating distributions from the Trust Account with respect to their shares if the Company fails to complete an initial business combination, including the Merger, by the applicable Extended Date;

•

the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial business combination by the applicable Extended Date, the Sponsor has agreed that it will indemnify the Company for any debts and obligations to third parties that are owed money by the Company for services rendered, contracted for, or for products sold to the Company but only to the extent necessary to ensure that the debt or obligation does not reduce the funds in the Trust Account to an amount less than $10.00 per share, except that this indemnity will not apply (i) to a third party that has executed an agreement waiving any right to the monies held in the Trust Account and (ii) claims under the Company’s obligation to indemnify its IPO underwriters against certain liabilities, including liabilities under the Securities Act;

•

the fact that the Sponsor, officers, directors and their respective affiliates will lose their entire investment in the Company (which is estimated to be approximately $71.6 million, based on the closing price of the Common Stock on the record date as more fully described above), and will not be reimbursed for any of their out-of-pocket expenses (which are currently $0) from any amounts held in the Trust Account if an initial business combination is not consummated by the applicable Extended Date; and

•

the fact that, upon consummation of the Merger, an entity affiliated with the Company’s Chief Financial Officer, John D’Agostino, would be entitled to acceleration of receipt of a $400,000 cash payment from GRIID and accelerated vesting of GRIID units it holds.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its stockholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER OR NOT YOU SHOULD REDEEM YOUR IPO SHARES.

PROPOSAL NO. 2—THE NTA PROPOSAL

Overview

The Company is asking its stockholders to approve and adopt, an amendment to Sections 5.4, 5.5, 5.6 and 5.11 of the Charter, in the form set forth in Annex A of this proxy statement, to remove the prohibition on the Company consummating an initial business combination or effecting a redemption or repurchase of IPO Shares in connection with an approved initial business combination, a tender offer and certain amendments to the Charter (described below) if, upon approval of any such initial business combination, tender offer or Charter amendment, the Company does not have NTA in excess of $5 million (or any greater net tangible asset or cash requirement upon consummation of the Company’s initial business combination that may be contained in the agreement relating to the initial business combination) after payment of the deferred underwriting commission. The Charter amendments relate to modifications of the substance or timing of the Company’s obligation to provide for the redemption of IPO Shares in connection with an initial business combination, the redemption of 100% of the IPO Shares if the Company has not consummated an initial business combination within 24 months from the closing of the Company’s IPO, or with respect to any other material provisions of the Charter relating to stockholder’s rights or pre-initial business combination activity.

Reasons for the Proposal

As disclosed in the Company’s IPO prospectus, because the net proceeds of the IPO shares were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, there is a risk that the Company may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act, the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. The term “penny stock” under Rule 3a51-1 under the Exchange Act means any equity security, unless it fits within certain enumerated exclusions, including one which requires the issuer to have at least $5,000,001 of NTA, as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act. Historically, SPACs have relied upon Rule 3a51-1(g)(1) to avoid being deemed penny stock issuers. Like many SPACs, the Company included provisions in its Charter requiring it not to exceed the redemption limitation through certain redemption events as well as in connection with the consummation of the initial business combination, in order to ensure that through the consummation of its initial business combination, the Company would not be considered a penny stock issuer (and therefore not a blank check company) if no other exclusion from the definition of a “penny stock” was available.

Rule 3a51-1(a) excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange that satisfies certain enumerated conditions. The Company’s securities are listed on the NYSE American, effective as of February 16, 2023, and were previously listed on NYSE since the consummation of the IPO. The Company believes that the NYSE American meets the criteria identified in the Rule 3a51-1(a) and that it can therefore rely on the NYSE American listing standards and rules to avoid its Common Stock being treated as a penny stock. Accordingly, as long as the Company’s Common Stock remains listed on NYSE American or another national securities exchange, the Company believes that the IPO Shares would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act. The Company is presenting the NTA Proposal to facilitate the Second Extension and, ultimately, consummation of the Merger.

In the judgment of the Board, the NTA Proposal is necessary to facilitate the Second Extension and, ultimately, consummation of the Merger or any other initial business combination. The Charter limits the Company’s ability to consummate an initial business combination or to redeem or repurchase IPO Shares in connection with certain Charter amendments, an initial business combination, or tender offer, in each case to the extent such redemption or repurchase would cause the Company to exceed the redemption limitation. The purpose of such limitations was initially to ensure that the Common Stock would not be deemed a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. As long as the Company’s Common Stock remains listed on NYSE American or another national securities exchange, the Company believes that the IPO Shares would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act. The Company is presenting the NTA Proposal to facilitate the Second Extension and, ultimately, consummation of the Merger. If the NTA Proposal is approved, the Charter will be amended in accordance with the NTA Proposal following the conclusion of the Special Meeting. In the event that the Extension Proposal or the NTA Proposal are approved, and properly made requests for redemption of IPO Shares would cause the Company to exceed the redemption limitation, the Company intends to effect redemptions to the maximum extent permitted by the current Charter. See “Proposal No. 1—The Extension Proposal—Redemption Rights.”

Consequences if the NTA Proposal is Approved

If the NTA Proposal is approved, the Company will file the amendment to the Charter to eliminate the redemption limitation. Thereafter, the Company will be permitted to effect redemptions or repurchases of IPO Shares, even when doing so would cause the Company’s NTA to be $5 million or less. If the NTA Proposal is approved and adopted, any associated redemptions will result in the removal of any Withdrawal Amount from the Trust Account, which will reduce the amount remaining in the Trust Account, and an increase in the percentage interest of Common Stock held by the Sponsor and its affiliates. The redemption limitation will remain effective in connection with the Extension Proposal and the NTA Proposal. The Company will remain a reporting company under the Exchange Act, and its units, Common Stock and warrants will remain publicly traded. The Company will continue to work to consummate its business combination by the applicable Extended Date.

Consequences if the NTA Proposal is Not Approved

If the NTA Proposal is not approved, the Company will not file an amendment to its Charter to eliminate the redemption limitation. In connection with triggering Charter amendments, such as those contemplated by the Extension Proposal and the NTA Proposal, an initial business combination, or tender offer, the Company will only be able to effect redemptions or repurchases to the extent the redemption limitation is not exceeded.

Redemption Rights

In connection with the approval of the NTA Proposal, each holder of IPO Shares is entitled to seek to redeem his, her or its IPO Shares. See “Proposal No. 1—The Extension Proposal—Redemption Rights” for information on how to redeem IPO Shares.

Material United States Federal Income Tax Consequences for Stockholders Exercising Redemption Rights

See “Proposal No. 1—The Extension Proposal—Material United States Federal Income Tax Consequences for Stockholders Exercising Redemption Rights” for information regarding material tax consequences in connection with a redemption of IPO Shares.

Vote Required for Approval

Approval of the NTA Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have the same effect as a vote “AGAINST” the NTA Proposal. If a valid quorum is established, a stockholder’s failure to vote by proxy or to vote at the Special Meeting with regard to the NTA Proposal will have the same effect as a vote “AGAINST” such proposal. Broker non-votes will have the same effect as a vote “AGAINST” the NTA Proposal.

Assuming all of the 9,367,422 issued and outstanding shares of Common Stock as of the record date are voted at the Special Meeting, the NTA Proposal will be approved if 4,683,712 outstanding shares of Common Stock are voted in favor of the NTA Proposal. Based on the number of shares of Common Stock outstanding on the record date, 4,683,712 shares of Common Stock, in the aggregate, will be required to achieve a quorum. If stockholders holding the minimum number of shares of Common Stock to constitute a quorum are present at the Special Meeting, then the NTA Proposal will be approved if 4,683,712 outstanding shares of Common Stock are voted in favor of the NTA Proposal. As of the record date, the Sponsor and the Company’s officers and directors own approximately 73.3% of the Company’s issued and outstanding Common Stock, in the aggregate. As a result, quorum may be established and the NTA Proposal may be approved without the affirmative vote of any of the outstanding IPO Shares.

Interests of Certain Persons

The existence of financial and personal interests of the Company’s directors may result in a conflict of interest on the part of one or more of the directors between what they may believe is in the best interests of the Company and its stockholders and what they may believe is best for themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Proposal No. 1—The Extension Proposal—Interests of Certain Persons.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE NTA PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER OR NOT YOU SHOULD REDEEM YOUR IPO SHARES.

PROPOSAL NO. 3—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the NTA Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the Company’s Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal or the NTA Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the then-outstanding shares of Common Stock present, in person (online) or by proxy, and entitled to vote at the Special Meeting. Abstentions will not count as a vote cast and will have the same effect as a vote “AGAINST” the Adjournment Proposal. Broker non-votes will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person (online) at the Special Meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to the Company as of March 31, 2023, with respect to Common Stock held by:

•	each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;

•	each of the Company’s executive officers and directors; and

•	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security, or has the right to acquire such powers within 60 days. The following table does not reflect record of beneficial ownership of any shares of Common Stock issuable upon exercise of outstanding warrants, as such securities are not exercisable or convertible within 60 days of March 31, 2023. The beneficial ownership of shares of Common Stock listed in the table below is based on 9,367,422 shares of Common Stock outstanding as of March 31, 2023.

Prior to the consummation of the IPO, the Sponsor paid $25,000 to cover certain offering costs in consideration of 5,750,000 shares of Common Stock. The Sponsor subsequently transferred 10,000 shares to each of the Company’s independent directors and 7,500 shares to each of the Company’s industry advisors at such shares’ original purchase price. On January 11, 2021, the Company effected a stock dividend of 1,150,000 shares with respect to the Common Stock, resulting in the Sponsor, directors, officers, and industry advisors holding an aggregate of 6,900,000 shares. As a result, such persons collectively own 73.7% of the Company’s issued and outstanding shares of Common Stock, all of which are subject to certain transfer restrictions until one year following our initial business combination. The Sponsor and the Company’s directors and officers have waived, for no additional consideration, their redemption and liquidation rights with respect to shares held by them. In addition, because of its ownership block, the Sponsor may be able to effectively influence the outcome of all other matters requiring approval by the Company’s stockholders, including amendments to the existing organizational documents and approval of significant corporate transactions and including the Extension Proposal.

The Sponsor and the Company’s executive officers and directors are deemed to be the Company’s “promoters” as such term is defined under the federal securities laws.

Unless otherwise noted, the address for each stockholder listed on the table below is: c/o Adit EdTech Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	% Ownership
5% Holders of the Company:
Adit EdTech Sponsor, LLC(1)	6,832,500	72.9%
Radcliffe Capital Management, L.P.(2)	200,000	8.1%
Directors and Named Executive Officers of the Company:
Eric L. Munson(3)	—	—
David L. Shrier(3)	—	—
John J. D’Agostino(3)	—	—
Jacob Cohen	10,000	*
Sharmila Kassam	10,000	*
Sheldon Levy	10,000	*
Elizabeth B. Porter(3)	—	—
All directors and executive officers as a group (7 individuals)	30,000	*

(1)

Adit EdTech Sponsor, LLC, the Sponsor, is the record holder of these shares. John J. D’Agostino, Michael Block, Eric L. Munson, Elizabeth B. Porter and David L. Shrier are the five directors of the Sponsor’s board of directors. Any action by the Sponsor with respect to the Company or the Common Stock, including voting and dispositive decisions, requires a vote of four out of the five directors of the board of directors. Under the so-called “rule of three”, because voting and dispositive decisions are made by four out of the five directors of the board of directors, none of the directors is deemed to be a beneficial owner of securities held by the Sponsor. Accordingly, none of the directors on the Sponsor’s board of directors is deemed to have or share beneficial ownership of the shares held by the Sponsor.

(2)

Based solely on the Schedule 13G filed with the SEC on December 27, 2022 by Radcliffe Capital Management, L.P., a Delaware limited partnership, RGC Management, LLC, a Delaware limited liability company, Steven B. Katznelson, Christopher Hinkel, Radcliffe SPAC Master Fund, L.P., a Cayman Islands limited partnership, and Radcliffe SPAC GP, LLC, a Delaware limited liability company (together, “Radcliffe”), the address of each is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004

(3)

Each of John J. D’Agostino, Eric L. Munson, Elizabeth B. Porter and David L. Shrier holds, indirectly through an entity controlled by such individual, an equity interest in the Sponsor. Any action by the Sponsor with respect to the Company or the Company, including voting and dispositive decisions, requires a vote of four out of the five directors of the board of directors. Under the so-called “rule of three”, because voting and dispositive decisions are made by four out of the five directors of the board of directors, none of the directors is deemed to be a beneficial owner of securities held by the Sponsor. Accordingly, none of the directors on the Sponsor’s board of directors is deemed to have or share beneficial ownership of the shares held by the Sponsor.

STOCKHOLDER PROPOSALS

The Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. The Bylaws provide that the only business that may be conducted at an annual meeting of stockholders is the business (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board, (ii) otherwise brought before the annual meeting by or at the direction of the Board, or (iii) otherwise properly brought before the annual meeting by a stockholder. To be timely for the Company’s annual meeting of stockholders, the Company’s secretary must receive the written notice at the Company’s principal executive offices not later than 60 days and not earlier than 90 days prior to the date for the annual meeting of stockholders; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice, to be timely, must be received no later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The Company will consider director nominees recommended by stockholders. Stockholders that intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the date for the previous year’s annual meeting of stockholders, or, if the date of the meeting has changed by more than 30 days from the previous year, then notice must be provided by the later of 60 days prior to the date of the annual meeting or the tenth day following the day on which public announcement of the date of the annual meeting is first made by the Company.

For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to the stockholders at the Company’s next annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Bylaws.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. The Company will promptly provide separate copies upon written or oral request. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

•

if the shares are registered in the name of the stockholder, the stockholder should contact the Company at its offices at 1345 Avenue of the Americas, 33rd Floor New York, NY 10105, Attention: John D’Agostino, or by telephone at (646) 291-6930 to inform the Company of its, his or her request; or

•	if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is subject to the information and periodic reporting requirements of Section 13(a) and Section 15(d) of the Exchange Act, and files annual, quarterly and current reports with the SEC. You are able to obtain the Company’s SEC filings, including this proxy statement, free of charge at the SEC’s website at http://www.sec.gov. These documents are also available at the Company’s website at http://www.aditedtech.com under the heading “SEC Filings.” The references to the Company’s website is an inactive textual reference only, and the information provided on the Company’s website is not a part of this proxy statement and therefore is not incorporated by reference into this proxy statement.

You can obtain documents referenced in this proxy statement at no cost by requesting them in writing or by telephone from the Company at:

John D’Agostino

Adit EdTech Acquisition Corp.

1345 Avenue of the Americas, 33rd Floor

New York, NY 10105

Telephone: (646) 291-6930

Email: dagostino@aditedtech.com

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address, telephone number, or email address:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Telephone: (877) 259-6290

(banks and brokers call collect at (212) 297-0720)

Email: info@okapipartners.com

These documents are available without charge upon written or oral request. If you would like to request any documents, please do so no later than             , 2023 in order to receive them before the Special Meeting.

No one has been authorized to provide you with any information that is different from that contained in this proxy statement. The Company takes no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. This proxy statement may be used only for the purpose for which it has been prepared. This proxy statement is dated             , 2023, and you should assume that the information in this proxy statement is accurate only as of such date or such other date as is specified.

* * *

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters. If you do not give instructions to your broker, bank or nominee, they can vote your shares with respect to certain “discretionary” items, but they cannot vote your shares with respect to certain “non-discretionary” items.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided or to vote online at https://www.cstproxy.com/aditedtech/ext2023.

THE BOARD OF DIRECTORS

, 2023

ANNEX A

CERTIFICATE OF SECOND AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

ADIT EDTECH ACQUISITION CORP.

Adit EdTech Acquisition Corp. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies and submits the following Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”):

FIRST: The name of the Corporation is “Adit EdTech Acquisition Corp.”

SECOND: Article V, Section 5.4 of the Amended and Restated Certificate of Incorporation of the Corporation (the “Charter”) is hereby amended in its entirety to read as follows:

“If the Corporation engages in a Proxy Solicitation in connection with any proposed initial Business Combination, the Corporation will consummate such initial Business Combination only if a majority of the then outstanding shares of Common Stock present and entitled to vote at the meeting to approve the initial Business Combination are voted for the approval of such initial Business Combination.”

THIRD: Article V, Section 5.5 of the Charter is hereby amended in its entirety to read as follows:

“In the event that an initial Business Combination is approved in accordance with the above Section 5.4 and is consummated by the Corporation, any holder of shares of Common Stock sold in the IPO (the “IPO Shares”) may demand that the Corporation convert such holder’s IPO Shares into cash. If so demanded, the Corporation shall, promptly after consummation of the initial Business Combination, convert such shares into cash at a per share price equal to the quotient determined by dividing (a) the amount then held in the Trust Account (defined below) including any interest earned on the funds held in the Trust Account not previously released to the Corporation and net of taxes payable, calculated as of two business days prior to the consummation of the initial Business Combination, by (b) the total number of IPO Shares then outstanding (such price being referred to as the “Conversion Price”). “Trust Account” shall mean the trust account established by the Corporation at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO and simultaneous private placement is deposited, all as described in the Registration Statement. The Corporation may require any holder of IPO Shares who demands that the Corporation convert such IPO Shares into cash to either tender such holder’s certificates to the Corporation’s transfer agent at any time prior to the vote taken at the stockholder meeting relating to such initial Business Combination or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System at any time prior to the vote taken at the stockholder meeting relating to such initial Business Combination, with the exact timing of the delivery of the IPO Shares to be set forth in the proxy materials relating to such initial Business Combination. If the Corporation offers to redeem the IPO Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a Proxy Solicitation, a holder of IPO Shares, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking the redemption rights set forth in this Section 5.5 with respect to more than an aggregate of 15% of the IPO Shares without the prior consent of the Corporation.”

FOURTH: Article V, Section 5.6 of the Charter is hereby amended in its entirety to read as follows:

“If the Corporation engages in a Tender Offer, the Corporation shall file tender offer documents with the Commission which will contain substantially the same financial and other information about the initial Business Combination as is required under the proxy rules promulgated under the Exchange Act and that would have been included in any proxy statement filed with the Commission in connection with a Proxy Solicitation, even if such information is not required under the tender offer rules promulgated under the Exchange Act. The per-share price at which the Corporation will repurchase the IPO Shares in any such Tender Offer shall be equal to the Conversion Price. The Corporation shall not purchase any shares of Common Stock other than IPO Shares in any such Tender Offer.”

FIFTH: Article V, Section 5.7 of the Charter is hereby amended in its entirety to read as follows:

“In the event that the Corporation does not consummate an initial Business Combination by the 24-month anniversary of the consummation of the IPO (if not extended, which may be elected by the Board as many as six times for an additional one-month period each time, and as many as an additional two times for an additional three-month period each time) (the “Termination Date”), the Corporation shall (a) cease all operations except for the purposes of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, including the interest earned thereon not previously released to the Corporation, less any income or other taxes payable and less up to $100,000 of interest to pay dissolution expenses, divided by the total number of IPO Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate, subject (in the case of clauses (b) and (c) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

SIXTH: Article V, Section 5.11 of the Charter is hereby amended in its entirety to read as follows:

“If, in accordance with Section 5.1, any amendment is made to this Amended and Restated Certificate to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the IPO Shares in connection with an initial Business Combination or to redeem 100% of the IPO Shares if the Corporation has not consummated an initial Business Combination within the 24 months from the closing of the IPO or with respect to any other material provisions of this Amended and Restated Certificate relating to stockholder’s rights or pre-initial Business Combination activity, the holders of IPO Shares shall be provided with the opportunity to redeem their IPO Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding IPO Shares.”

SEVENTH: That said amendment was duly adopted in accordance with the applicable provisions of Sections 141, 211 and 242 of the DGCL on             , 2023.

EIGHTH: The effective date of this Certificate of Amendment shall be upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by David L. Shrier, its President, this day of             , 2023.

ADIT EDTECH ACQUISITION CORP.

By:
Name:	David L. Shrier
Title:	Director, President, and Chief Executive Officer

YOUR	VOTE IS IMPORTANT. PLEASE VOTE TODAY.
IMMEDIATE	Vote by - Internet 24 Hours — a QUICK Day, 7 Days ï^ï^ ï^ a Week EASY or by Mail
ADIT	EDTECH ACQUISITION CORP.
to

Your vote Internet your shares vote authorizes in the same the manner named as proxies if you marked, Votes submitted signed and electronically returned your over proxy the Internet card. must June 29, be received 2023. by 11:59 p.m., Eastern Time, on INTERNET – www Use the .cstproxyvote Internet to vote .com your proxy. Have your proxy above card website available . Follow when the prompts you access to vote the your shares.

If

Vote you at plan the to Meeting attend the – virtual online Special number Meeting, to you vote will electronically need your 12 at digit the Special control Meeting. To attend: https://www.cstproxy.com/aditedtech/ext2023.

MAIL	and return– Mark, it in sign the postage and date -paid your envelope proxy card provided.
PLEASE	DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.
ï³	FOLD HERE DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ï³
PROXY
ADIT	EDTECH ACQUISITION CORP.
THE	BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.
Please	mark your votes like this
1.	The Extension Proposal—To amend Section FOR AGAINST ABSTAIN
5.7	of the Amended and Restated Certificate of
Incorporation,

as amended (the “Charter”) of Adit EdTech Acquisition Corp. (the “Company”), in the form set forth in Annex A of the accompanying proxy statement, to authorize the Company to extend the date by which it must consummate an initial business combination

(as	defined in the Charter) up to two additional times at the election of the
Company’s

board of directors for an additional three months each time (for a maximum of two three-month extensions), commencing on July 14, 2023, or otherwise (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company, included as part of the units sold in the Company’s initial public offering (“IPO”) and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and in accordance with applicable law, dissolve and liquidate.

2. THE	NTA Proposal—To amend Sections 5.4, 5.5, FOR AGAINST ABSTAIN
5.6	and 5.11 of the Charter, in the form set forth in
Annex	A of the accompanying proxy statement, to
remove	the prohibition on the Company consummating an initial business
combination	or effecting a redemption or repurchase of IPO Shares (as
defined	in the Charter) in connection with an approved initial business
combination,	a tender offer and certain amendments to the Charter
(described	below) if, upon approval of any such initial business combination,
tender	offer or Charter amendment, the Company does not have net
tangible	assets (as determined in accordance with Rule 3a51-1(g)(1) of the excess

Securities of $ Exchange 5 million (or Act any of 1934, greater as net amended, tangible (or asset any or successor cash requirement rule)) in that upon may consummation be contained of in    the the    Company’s agreement relating initial business to the initial combination business

Charter

combination) amendments after payment relate of to the modifications deferred underwriting of the substance commission or timing . The of the connection Company’s with obligation an initial business to provide combination, for the redemption the redemption of IPO of Shares 100% of in the combination IPO Shares within if the 24 Company months from has not the consummated closing of the an Company’s initial business IPO, or stockholder’s with respect rights to any or pre other -initial material business provisions combination of the activity Charter . relating to

The

Adjournment Proposal - To approve the FOR AGAINST ABSTAIN adjournment of the Company of the to a special later date meeting or dates, of stockholders if necessary that or appropriate, there are insufficient to permit further votes solicitation for, or otherwise and vote in of connection proxies in the with, event the approval of the Extension Proposal or the NTA Proposal.

CONTROL	NUMBER
Signature_________________________________Signature,	if held jointly_________________________________Date____________, 2023
Note:

Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting The notice of the Special Meeting and the accompanying Proxy Statement are available at: https://www.cstproxy.com/aditedtech/ext2023
ï³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ï³
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ADIT EDTECH ACQUISITION CORP.
The undersigned appoints David Shrier and John D’Agostino, each as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Adit EdTech
Acquisition Corp. held of record by the undersigned at the close of business on May 8, 2023 at the Special Meeting of Stockholders of Adit EdTech Acquisition Corp. to be held on June 30, 2023 at 10:00 a.m., Eastern Time, or at any postponement or adjournment thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
(Continued and to be marked, dated and signed, on the other side)